 As filed with the Securities and Exchange Commission on February 12, 1999

                           Registration No 333-14005

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                       POST-EFFECTIVE AMENDMENT NO. 3 TO
                                   FORM S-6

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                    PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
                        PACIFIC LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PACIFIC LIFE INSURANCE COMPANY*
                              (Name of Depositor)

                           700 Newport Center Drive
                        Newport Beach, California 92660
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (949) 725-6767
             (Depository's Telephone Number, including Area Code)

                           Robin Yonis-Sandlaufer
                         Assistant Vice President of
                        Pacific Life Insurance Company
                           700 Newport Center Drive
                        Newport Beach, California 92660
                    (Name and address of agent for service)

                       Copies of all communications to:

                            Jeffrey S. Puretz, Esq.
                            Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                         Washington, D.C.  20006-2401

It is proposed that this filing will become effective on April 13, 1999 pursuant to paragraph (a) of Rule 485.

Title of securities being registered: interests in the Separate Account under Pacific Select Estate Maximizer Modified Single Premium Variable Life Insurance Policies.

Pacific Select Exec Separate Account of Pacific Life Insurance Company

CROSS-REFERENCE SHEET

Pursuant to Rule 404(c) of Regulation C under the Securities Act of 1933

(Form N-8B-2 Items required by Instruction as to the Prospectus in Form S-6)


Form N-8B-2                                                      Form S-6
Item Number                                                Heading in Prospectus

1.    (a)   Name of trust                                  Prospectus front cover

      (b)   Title of securities issued                     Prospectus front cover

2.    Name and address of each depositor                   Prospectus front cover

3.    Name and address of trustee                          N/A

4.    Name and address of each principal underwriter       Pacific Life Insurance
                                                           Company, Distribution of the Policy

5.    State of organization of trust                       Pacific Select Exec Separate Account

6.    Execution and termination of trust agreement         Pacific Select Exec Separate Account

7.    Changes of name                                      N/A

8.    Fiscal year                                          N/A

9.    Litigation                                           N/A

II.   General Description of the Trust and Securities of the Trust

10.   (a)   Registered or bearer securities                The Policy

      (b)   Cumulative or distributive securities          The Policy

      (c)   Conversion, transfer, etc.                     Transfer of Accumulated Value;
                                                           Policy Loans; Surrender; Partial
                                                           Withdrawals

      (d)   Periodic payment plan                          N/A
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

      (e)   Voting rights                                  Voting of Fund Shares

      (f)   Notice to security holders                     Confirmation Statements and Other
                                                           Reports to Owners

      (g)   Consents required                              Disregard of Voting Instructions;
                                                           Substitution of Investments

      (h)   Other provisions                               The Policy

11.   Type of securities comprising units                  The Policy

12.   Certain information regarding periodic
      payment plan certificates                            N/A

13.   (a)   Load, fees, expenses, etc.                     Charges and Deductions

      (b)   Certain information regarding periodic
            payment plan certificates                      N/A

      (c)   Certain percentages                            Charges and Deductions

      (d)   Certain other profits or benefits              The Policy

      (e)   Certain other profits or benefits              The Policy

      (f)   Ratio of annual charges to income              N/A

14.   Issuance of trust's securities                       The Policy

15.   Receipt and handling of payments from
      purchasers                                           The Policy; Premiums; Additional
                                                           Premium Payments

16.   Acquisition and disposition of underlying
      securities                                           Pacific Select Exec Separate Account;
                                                           The Policy

17.   Withdrawal or redemption                             Transfers of Accumulated Value;
                                                           Policy Loans; Surrender; Partial
                                                           Withdrawals

18.   (a)   Receipt, custody and disposition
            of income                                      The Policy

      (b)   Reinvestment of distributions                  N/A

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

      (c)     Reserves or special funds                    N/A

      (d)     Schedule of distributions                    N/A

19.   Records, accounts and reports                        Confirmation Statements and
                                                           Other Reports to Owners

20. Certain miscellaneous provisions of trust agreement

      (a)     Amendment                                    N/A

      (b)     Termination                                  N/A

      (c) and (d) Trustee, removal and successor           N/A

      (e) and (f) Depositors, removal and successor        N/A

21.   Loans to securities holders                          Policy Loans

22.   Limitations on liability                             N/A

23.   Bonding arrangements                                 N/A

24.   Other material provisions of trust agreement         N/A

III.  Organizations, Personnel and Affiliated Persons of Depositor

25.   Organization of depositor                            Pacific Life Insurance Company

26.   Fees received by depositor                           See Items 13(a) and 13(e)

27.   Business of depositor                                Pacific Life Insurance
                                                           Company

28.   Certain information as to officials and
      affiliated persons of depositor                      More About Pacific Life

29.   Voting securities of depositor                       N/A

30.   Persons controlling depositor                        N/A

31.   Payments by depositor for certain services
      rendered to trust                                    N/A
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

32.   Payments by depositor for certain other services
      rendered to trust                                    N/A

33.   Remuneration of employees of depositor for
      certain services rendered to trust                   Charges and Deductions

34.   Remuneration of other persons for certain
      services rendered to trust                           Charges and Deductions

IV.   Distribution and Redemption of Securities

35.   Distribution of trust's securities by states         N/A

36.   Suspension of sales of trust's securities            N/A

37.   Revocation of authority to distribute                N/A

38.   (a)   Method of distribution                         Distribution of the Policy

      (b)   Underwriting agreements                        Distribution of the Policy

      (c)   Selling agreements                             Distribution of the Policy

39.   (a)   Organization of principal underwriters         See Item 25

      (b)   N.A.S.D. membership of principal
            underwriters                                   See Item 25

40.   Certain fees received by principal underwriters      See Items 13(a) and 13(e)

41.   (a)   Business of each principal underwriter         See Item 27

      (b)   Branch offices of each principal
            underwriter                                    N/A

      (c)   Salesmen of each principal underwriter         N/A

42.   Ownership of trust's securities by certain
      persons                                              N/A

43.   Certain brokerage commissions received by
      principal underwriters                               N/A

44.   (a)   Method of valuation                            Determination of Accumulated Value

      (b)   Schedule as to offering price                  Charges and Deductions

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

      (c)   Variation in offering price to certain
            persons                                        Charges and Deductions

45.   Suspension of redemption rights                      Surrender

46.   (a)   Redemption valuation                           See Items 10(c) and 10(d)

      (b)   Schedule as to redemption price                Surrender

47.   Maintenance of position in underlying securities     The Pacific Select Fund

V.    Information Concerning the Trustee or Custodian

48.   Organization and regulation of trustee               N/A

49.   Fees and expenses of trustees                        N/A

50.   Trustee's lien                                       N/A

VI.   Information Concerning Insurance of Holders of Securities

51.   Insurance of holders of trust's securities           Pacific Life Insurance
                                                           Company; The Policy

52.   (a)   Provisions of trust agreement with respect
            to selection or elimination of underlying
            securities                                     Substitution of Investments

      (b)   Transactions involving elimination of
            underlying securities                          Substitution of Investments

      (c)   Policy regarding substitution or
            elimination of underlying securities           See Items 13(a) and 52(a)

      (d)   Fundamental policy not otherwise
            covered                                        N/A

53.   Tax status of the trust                              Federal Income Tax Considerations

VII.  Financial and Statistical Information

54.   Trust's securities during last ten years             N/A

55.   N/A
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


56.   Certain information regarding periodic payment
      plan certificates                                    Premiums

57.   N/A

58.   N/A

59.   Financial statements (Instruction 1(c) of
      "Instructions as to the Prospectus" of Form S-6)     Financial Statements

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
[front cover]

                         [logo]

                         Pacific Select Estate Maximizer
                         Prospectus

                         Pacific Select Estate Maximizer is a modified single premium variable life insurance policy issued by Pacific Life Insurance
 This Policy is not      Company. In Texas, this Policy is called a flexible premium
 available in all        variable life insurance policy.
 states. This
 prospectus is not an    This prospectus provides information that you should know
 offer in any state      before buying a Policy. It's accompanied by a current
 or jurisdiction         prospectus for the Pacific Select Fund, a Fund that provides
 where we're not         the underlying Portfolios for the Variable Investment Options
 legally permitted to    offered under the Policy. Please read these prospectuses
 offer the Policy.       carefully and keep them for future reference.

 The Policy is           Here's a list of all the Investment Options available under
 described in detail     your Policy:
 in this prospectus.
 The Pacific Select      Variable Investment Options
 Fund is described in    Money Market            Large-Cap Value
 its prospectus and      High Yield Bond         Mid-Cap Value
 in its Statement of     Managed Bond            Equity
 Additional              Government Securities   Bond and Income
 Information (SAI).      Growth                  Equity Index
 No one has the right    Aggressive Equity       Small-Cap Index
 to describe the         Growth LT               REIT
 Policy or the           Equity Income           International
 Pacific Select Fund     Multi-Strategy          Emerging Markets
 any differently than
 they have been          Fixed Option
 described in these      Fixed Account
 documents.

 You should be aware
 that the Securities
 and Exchange
 Commission (SEC) has
 not reviewed the
 Policy for its
 investment merit,
 and does not
 guarantee that the
 information in this
 prospectus is
 accurate or
 complete. It's a
 criminal offense to
 say otherwise.

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


Your Guide to this Prospectus


                Terms Used in this Prospectus................................ 4

                An Overview of Pacific Select Estate Maximizer............... 7

                Information about Pacific Life, the Separate Account,
                and the Fund.................................................16
                   Pacific Life Insurance Company............................16
                   Pacific Select Exec Separate Account......................16
                   The Pacific Select Fund...................................17
                   The Investment Adviser and Portfolio Managers.............19

                The Policy...................................................19
                   Application for a Policy..................................19
                   Premiums..................................................19
                   Additional Premium Payments...............................19
                   Allocation of Premiums....................................20
                   Portfolio Rebalancing.....................................20
                   Dollar Cost Averaging Option..............................21
                   Transfer of Accumulated Value.............................21
                   Death Benefit.............................................22
                   Policy Values.............................................23
                   Determination of Accumulated Value........................23
                   Policy Loans..............................................24
                   Duration of Contract......................................25
                   Surrender.................................................25
                   Partial Withdrawals.......................................25
                   Right to Examine a Policy - Free-Look Right...............26
                   Lapse.....................................................26
                   Reinstatement.............................................27
                   Last Survivor Policies....................................27

                Charges and Deductions
                   Load from Premiums........................................27
                   Surrender Charge..........................................27
                   Deductions from Accumulated Value.........................28
                   Other Charges.............................................29
                   Guarantee of Certain Charges..............................29
                   Variations in Charges.....................................29

                Other Information............................................30
                   Federal Income Tax Considerations.........................30
                   Charge for our Income Taxes...............................33
                   Voting of Fund Shares.....................................33
                   Disregard of Voting Instructions..........................34
                   Confirmation Statements and Other Reports to Owners.......34
                   Substitution of Investments...............................34
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                                                                               2
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
                   Replacement of Life Insurance or Annuities............    35
                   Changes to Comply with Law............................    35

                Performance Information..................................    35

                The Fixed Account........................................    36
                   General Description...................................    36
                   Transfers, Surrenders, Withdrawals, and Policy Loans..    37

                More about the Policy....................................    37
                   Ownership.............................................    37
                   Beneficiary...........................................    37
                   The Contract..........................................    38
                   Payments..............................................    38
                   Assignment............................................    38
                   Errors on the Application.............................    38
                   Incontestability......................................    38
                   Payment in Case of Suicide............................    38
                   Dividends.............................................    39
                   Policy Illustrations..................................    39
                   Payment Plan..........................................    39
                   Optional Insurance Benefits and Other Policies........    39
                   Life Insurance Retirement Plans.......................    39
                   Risks of Life Insurance Retirement Plans..............    40
                   Distribution of the Policy............................    40

                More about Pacific Life..................................    41
                   Management............................................    41
                   State Regulation......................................    43
                   Telephone Transfer and Loan Privileges................    43
                   Legal Proceedings.....................................    43
                   Legal Matters.........................................    43
                   Registration Statement................................    43
                   Preparation for the Year 2000.........................    44
                   Independent Auditors..................................    44
                   Financial Statements..................................    44

                Appendix.................................................    45

                Illustrations............................................    46

                Where to go for more information.........................   BACK
                                                                           COVER
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                                                                               3
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
In this prospectus, Owner,       Terms Used in this Prospectus
you and your mean the
Policyholder or Policy           Some of the terms we've used in this prospectus may be new to you. We've identified
Owner. We, us and our refer      them in this prospectus by capitalizing the first letter of each word. You'll find an
to Pacific Life Insurance        explanation of what they mean below.
Company. Policy means a
Pacific Select Estate            If you have any questions, please ask your registered representative or call us at
Maximizer variable life          1-800-800-7681.
insurance policy, unless we
state otherwise.                 Accumulated Value
                                 The total value of the amounts in the Investment Options for the Policy as well as any amount set aside in the Loan Account, including any accrued earned interest, as of any
                                 Valuation Date.

                                 Age
                                 An Insured's age as of his or her last birthday as of the Policy Date, increased by the number of complete Policy Years elapsed.

                                 Beneficiary
                                 The person or persons you name in the application or by proper later designation to receive the death benefit proceeds upon the death of the Insured(s).

                                 Cash Surrender Value
                                 The Accumulated Value, less any applicable surrender charge.

                                 Debt
                                 The unpaid loan balance including accrued loan interest.

                                 Face Amount
                                 You'll find your Policy's Face Amount, which includes any increases or decreases, in the specification pages in your Policy.

                                 Fixed Account
                                 An account that is part of our General Account. All or a portion of premium payments may be allocated to the Fixed Account for accumulation at a fixed rate of interest
                                 (which may not be less than 3.0%) declared periodically by us.

                                 Free Withdrawal Amount
                                 The lesser of contract earnings under the Policy or 10% of the initial premium. For purposes of determining this amount, earnings under the Policy are Accumulated Value less total premiums paid, plus all prior partial withdrawals deemed to be withdrawals of premium for surrender charge purposes.

                                 General Account
                                 All of our assets other than those allocated to the Separate Account or to any of our other segregated separate accounts.

                                 Guideline Single Premium or Guideline Level Premiums
                                 The maximum amount of premium or premiums that can

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                                                                               4
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
                                 be paid for any given Face Amount in order to qualify this Policy as life insurance for tax purposes as specified in Section 7702 of the Internal Revenue Code.

                                 Home Office
                                 The Client Services Department at our main office. The address is shown on the back cover.

                                 Insured or Insured(s)
                                 The person or persons whose death is the contingency upon which the death benefit proceeds are payable.

                                 Investment Option
                                 The Fixed Account or one of the Variable Accounts.

                                 Loan Account
                                 An account that holds Accumulated Value set aside to secure Policy loans.

                                 Monthly Payment Date
                                 The day each month on which monthly deductions and charges are assessed against the
                                 Accumulated Value. The first Monthly Payment Date is the Policy Date.

                                 Net Cash Surrender Value
                                 The Cash Surrender Value less Policy Debt.

                                 Policy Date
                                 The date used to determine the Monthly Payment Date, Policy Years, and Policy Monthly,
                                 Quarterly, Semi-Annual, and Annual Anniversaries. It is usually the later of the date the application is accepted by us or the date we receive the first premium payment.
                                 The term "Issue Date" is substituted for Policy Date with respect to Policies issued to residents of the Commonwealth of Massachusetts.

                                 Policyholder, Policy Owner, Owner, you, or your
                                 The person or persons who own the Policy. The Policy Owner will be the Insured(s)
                                 unless otherwise stated in the application. If your Policy has been absolutely assigned, the assignee
                                 becomes the Owner. A collateral assignee is not the Owner.

                                 Preferred Withdrawal
                                 The amount of the first withdrawal in any Policy Year (including a surrender) that does not exceed the Free Withdrawal Amount. If there is no Free Withdrawal Amount at the time of the first withdrawal in a Policy Year, the next withdrawal in the same
                                 Policy Year will be considered the first.

                                 Separate Account -  The Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

                                 Survivor
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                                                                               5
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
                                 In a last survivor Policy, the last Insured alive while the Policy is in force.

                                 Valuation Date
                                 Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and on which our client services offices are open. The New York Stock Exchange is closed on weekends and on: New Year's
                                 Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, July
                                 Fourth, Labor Day, Thanksgiving Day, and Christmas Day.

                                 Our administrative offices are normally closed on the following:
                                 .  the Monday before New Year's Day, July Fourth, or Christmas Day if any of those holidays falls on a Tuesday
                                 .  the Tuesday before Christmas Day if that holiday falls on a Wednesday
                                 .  the Friday after New Year's Day, July Fourth or Christmas Day if any of these holidays falls on a Thursday
                                 .  the Friday after Thanksgiving.

                                 If any transaction or event called for under a Policy is scheduled to occur on a day that is not a Valuation Date, such transaction or event will be deemed to occur at the end of the next following Valuation Date unless otherwise specified.

                                 Valuation Period
                                 The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

                                 Variable Account
                                 A subaccount of our Separate Account, which is used only to support the variable death benefits and policy values of variable life insurance policies, and the assets of which are segregated from our General Account and our other separate accounts. The
                                 Pacific Select Exec Separate Account serves as the funding vehicle for the Policies.
                                 The Money Market Variable Account, High-Yield Bond Variable Account, Managed Bond
                                 Variable Account, Government Securities Variable Account, Growth Variable Account,
                                 Aggressive Equity Variable Account, Growth LT Variable Account, Equity Income Variable
                                 Account, Multi-Strategy Variable Account, Large-Cap Value Variable Account, Mid-Cap
                                 Value Variable Account, Equity Variable Account, Bond and Income Variable Account,
                                 Equity Index Variable Account, Small-Cap Index Variable Account, REIT Variable
                                 Account, International Variable Account, and Emerging Markets Variable Account are
                                 currently all subaccounts of the Separate Account.


                                 An Overview of Pacific Select Estate Maximizer

                                 This overview tells you some key things you should know about your Policy. It's designed as a summary only -- please read this prospectus and your Policy for more detailed information.

                                 Some states have different rules about how life insurance policies are described or administered. The information in your Policy, or in any endorsement or rider, prevails over what's in this prospectus.

Modified single premium life     Pacific Select Estate Maximizer basics
insurance policies are           Pacific Select Estate Maximizer is a modified single premium variable life insurance
usually classified for tax       policy.
purposes as modified             .  Modified single premium means you pay an initial premium and have limited ability
endowment contracts, which          to make additional premium payments.
means that withdrawals,          .  Variable means the Policy's value depends on the performance of the Investment
loans, pledges, assignments,        Options you choose.
and surrenders are all           .  Life insurance means the Policy provides a death benefit to the Beneficiary you
considered distributions and        choose.
may be subject to income tax
and a 10% penalty tax.           Pacific Select Estate Maximizer can insure the lives of one person or two people. If it insures the life of one person, it's called a single life policy, and provides a
This Policy may be               death benefit after that person dies. If it insures the lives of two people, it's
appropriate if you want to       called a last survivor policy, and provides a death benefit after both people have
provide a death benefit or       died. Last survivor life insurance may be appropriate for two spouses who want to
to help meet other long-term     provide a death benefit for their children. A single life policy may be more
financial objectives. It may     appropriate for someone who wants to provide a death benefit for his or her spouse.
not be the right kind of
Policy if you plan to            In addition to providing a death benefit that is generally free of federal income tax,
withdraw money for               any growth in your Policy's Accumulated Value is tax-deferred. You can choose from 18
short-term needs.                Variable Investment Options, each of which invests in a corresponding Portfolio of the
                                 Pacific Select Fund, and a Fixed Option that provides a guaranteed minimum rate of
Please discuss your insurance    interest.
needs and financial
objectives with your             Please take some time to read the information in this prospectus before you decide if
registered representative.       this Policy meets your insurance needs and financial objectives.

                                 Your Right to Examine a Policy -- Free-Look Right
                                 During the Free-Look Period, you have the right to cancel your Policy and return it to us or your registered representative for a refund of the premiums you've paid. We'll hold the premium in the Money Market Investment Option
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                                                                               7


                                 until the Free-Look Transfer Date.

Your Policy provides a death     The Death Benefit
benefit for your Beneficiary     The death benefit is the greater of your Policy's Face Amount or its Accumulated Value
after the people insured by      multiplied by a specified percentage (called the Guideline Minimum Death Benefit).
the Policy have died, as
long as your Policy is in        We'll pay death benefit proceeds to your Beneficiary when we receive proof of death,
force.                           along with payment instructions.

You'll find more about the
death benefit starting on
page*.

Your first premium must be       How Premiums Work
80%, 90% or 100% of your         Generally, your first premium payment must be at least $10,000. If the person insured
Policy's Guideline Single        by the Policy is 70 years of age or older, your first premium payment must be at least
Premium*.                        $50,000. If the Policy insures two people, the minimum amount of the first premium payment is based on the age of the younger of the two people.
In West Virginia the Face
Amount of your Policy must       You have limited ability to make additional premium payments, and each additional
be at least $25,000.             premium payment must be at least $1,000.

You'll find more about           We do not deduct any charges from your premium payments.
premiums on page*.
                                 Limits on the Premium Payments You Can Make
                                 Federal tax law puts limits on the premium payments you can make in relation to your
                                 Policy's death benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances.
Accumulated Value is used as     Your Policy's Accumulated Value
the basis for determining        Accumulated Value is the value of your Policy on any Valuation Date. It is not
Policy benefits and charges.     guaranteed--it depends on the performance of the Investment Options you've chosen, the
If there is not enough           premium payments you've made, and how much you've borrowed or withdrawn from the
Accumulated Value to cover       Policy.
the Policy charges, your
Policy could lapse.              Monthly Deductions
                                 We deduct four monthly charges from your Policy's Accumulated Value on each Monthly
You'll find more about           Payment Date: a  cost of insurance charge, an administrative charge, a tax expense
Accumulated Value on page*.      charge and a mortality and expense risk charge.

You'll find more about the
monthly charge on page*.

You'll find more about           Lapsing and Reinstatement
lapsing and reinstatement        If there is not enough Accumulated Value to cover the monthly charge on the day we
starting on page*.               make the deduction, your Policy may lapse--which means you'll no longer have any insurance coverage. If your Policy is in danger of lapsing, we'll give you a Grace
                                 Period of 61 days to pay the required premium. If your Policy lapses, you have three years from the end of the Grace
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                                                                               8
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

                                 Period to apply for a reinstatement.

The Investment Options you       Your Investment Options
choose will affect your          You can choose from 18 Variable Investment Options, each of which invests in a
Policy's Accumulated Value,      corresponding portfolio of the Pacific Select Fund. We're the Investment Adviser for
and may affect the death         the Pacific Select Fund. We oversee the management of all the Fund's Portfolios and
benefit.                         manage two of the Portfolios directly. To manage the other Portfolios, we've retained some of the nation's other leading asset managers. The value of each Portfolio will
Please review the Investment     fluctuate with the value of the investments it holds, and returns are not guaranteed.
Options carefully and ask
your registered                  You can also choose a Fixed Option, called the Fixed Account, that provides a
representative to help you       guaranteed minimum annual interest rate of 3%. We may offer a higher rate of interest.
choose the right ones for        If we do, we'll guarantee that rate for one year. In the first year, however, we do
your goals and risk              not guarantee a rate higher than 6%.
tolerance.
                                 We allocate your premium payments and Accumulated Value to the Investment Options you
You'll find more about the       choose. Your Policy's Accumulated Value will fluctuate depending on the Investment
Variable Investment Options      Options you've chosen. You bear the investment risk of any Variable Investment Options
on page * and the Fixed          you choose.
Account on page*.

You'll find more about           Transferring Among Investment Options
transfers on pages * and*.       You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.

                                 You can make as many transfers as you like between Variable Investment Options. You can also make automatic transfers from one Variable Investment Option to another by using our dollar cost averaging or portfolio rebalancing program. These programs are not available for the Fixed Account.

                                 You can only make one transfer from the Fixed Account to the Variable Investment
                                 Options in any 12-month period, and each transfer may be no more than $5,000 or 25% of the Accumulated Value in the Fixed Account, whichever is greater. You can only transfer to the Fixed Account in the Policy Month right before each Policy Anniversary.

Making a withdrawal, taking a    Withdrawals, Surrenders and Loans
loan or surrendering your        You can take out all or part of your Policy's Accumulated Value while your Policy is
Policy can generate taxable      in force by making withdrawals or surrendering your Policy. You can take out a loan
income, change your Policy's     from us using your Policy as security.
tax status, or make your
Policy more susceptible to       Making withdrawals
lapsing. Be sure to plan         You can withdraw part of your Policy's Net Cash Surrender Value starting on your first
carefully before using these     Policy Anniversary. This reduces your Policy's Accumulated Value and could reduce the
Policy benefits.                 Face Amount and death benefit. We may deduct a Surrender Charge if you make a withdrawal during the first nine Policy Years. You can make one



                                 Preferred Withdrawal every Policy Year. There is no Surrender Charge on Preferred Withdrawals.

You'll find more about making    Taking Out a Loan
withdrawals on pages * and*.     You can take out a loan from us using your Policy's Accumulated Value as security. You
You'll find more about taking    pay interest on the amount you borrow. The Accumulated Value used to secure your loan
out loans on pages * and*.       is set aside in the Loan Account, where it earns interest. A portion of the amount you borrow may qualify as a Preferred Loan. We charge a lower rate of interest on
                                 Preferred Loans.

                                 The amount in the Loan Account is not available to help pay for any Policy charges.
                                 Taking out a loan affects the Accumulated Value of your Policy because the amount set aside in the Loan Account misses out on the potential earnings available through the
                                 Investment Options.

You'll find out more about       Surrendering Your Policy
surrendering your Policy on      You can surrender or cash in your Policy for its Net Cash Surrender Value while the
pages * and*.                    Policy is in force. We'll apply a Surrender Charge during the first nine Policy Years.

There are tax issues to          Variable Life Insurance and Your Taxes
consider when you own a life     Your Beneficiary generally will not have to pay federal income tax on death benefit
insurance policy. These are      proceeds. You'll also generally not be taxed on any or all of the growth in your
described in detail starting     Policy's Accumulated Value unless you receive a cash distribution.
on page*.
                                 Pacific Select Estate Maximizer is a modified single premium policy. It will probably be classified for tax purposes as a type of life insurance policy called a modified endowment contract. Distributions you receive from a modified endowment contract are taxed differently than under conventional life insurance policies. Withdrawals, loans, pledges, assignments, and surrenders are all considered distributions and may be subject to income tax and, if you are under age 59 1/2, may be subject to a 10%
                                 penalty tax.

When you buy a life insurance    About Pacific Life
policy, you're relying on        Pacific Life is a life insurance company based in California. We issue the Policies.
the insurance company that       Pacific Mutual Distributors, Inc., our wholly owned subsidiary, is the distributor of
issues it to be able to meet     the policies.
its financial obligations to
you.                             How Our Accounts Work
                                 We put your premium payments in our General and Separate Accounts. We own the assets
You'll find more about           in our Accounts and make the allocations to the Investment Options you've chosen.
Pacific Life, and our
strength as a company,           Amounts allocated to the Fixed Account are held in our General Account. Our General
starting on page*.               Account includes all of our assets, except for those held in our separate accounts.
                                 Our ability to meet our obligations under the Policy is backed by our strength as an insurance company.



                                 Amounts allocated to the Variable Investment Options are held in our Separate Account.
                                 The assets in this Account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.

                                 Processing Payments, Forms and Requests

                                 Effective Date
                                 The effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears on the back cover of this prospectus.

                                 Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal requests that we receive in proper form before 4 p.m. Eastern time on a
                                 Valuation Date will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Valuation Date. If we receive your payment or request on or after 4 p.m. Eastern time on a Valuation Date, your payment or request will be effective as of the end of the next Valuation Date. If a transaction is scheduled to occur on a day that is not a Valuation Date, we'll process it as of the end of the next Valuation Date.

Call us or contact your          Proper Form
registered representative if     We'll process your requests once we receive all letters, forms or other necessary
you have any questions about     documents, completed to our satisfaction. Proper form may require, among other things,
the proper form required for     a signature guarantee or some other proof of authenticity. We do not generally require
a request.                       a signature guarantee unless it appears that your signature has changed, we have not received a properly completed application or confirmation of an application, or for
To request payment of death      other reasons.
benefit proceeds, send us
proof of death and payment
instructions.



                           This section of the overview explains the fees and expenses associated with your Pacific Select Estate Maximizer Policy.


                           Understanding Policy Expenses and Cash Flow

                           [Flow chart text:]


                           Your premium
                           You make a premium payment and we allocate it to the Investment
                           Options you choose
The chart to the
right illustrates          We do not deduct any charges from your premium payments.
how cash normally
flows through a            Fixed Option
Pacific Select             We hold amounts you allocate to this Option in our General
Estate Maximizer           Account
Policy.
                           Variable Investment Options
The shaded boxes show      We hold amounts you allocate to these Options in our Separate
the fees and               Account
expenses you pay
directly or                Pacific Select Fund
indirectly under           The Variable Investment Options invest in the Fund's Portfolios your Policy. These
are explained in the       The Fund deducts advisory fees and other Fund expenses from the
pages that follow.         Fund's Portfolios

                           Accumulated Value
                           The total value of your Policy

                           We make monthly deductions
                           We deduct:
                           . cost of insurance charge
                           . administrative charge
                           . tax expense charge
                           . mortality and expense risk charge

                           If you make a withdrawal or surrender your Policy during the first nine Policy Years
                           We deduct a Surrender Charge from your Accumulated Value unless it's a Preferred Withdrawal

                           Loan Account
                           Accumulated Value set aside to secure a Policy loan



                           Deductions from Your Premiums
                           We do not deduct any charges from your premium payments before allocating them to your Investment Options.



                           Monthly Deductions from Your Policy's Accumulated Value

The monthly charge is      We deduct four monthly charges from your Policy's Accumulated
explained in more          Value in the Investment Options on each Monthly Payment Date:
detail starting on
page*.

                           Cost of Insurance Charge -- We calculate this charge by
An example                 multiplying the current cost of insurance rate by a discounted
For a Policy in its        net amount at risk at the beginning of each Policy Month.
second Policy Year:
 .  that insures the        Administrative Charge -- We deduct this charge at an annual rate
   life of a male age      of 0.30% (0.025% monthly) of your Policy's Accumulated Value. If
   60 when the policy      the Accumulated Value is less than $50,000 on any Policy
   was issued              Anniversary Date, there will be an additional charge of $40.
 .  with a Face Amount
   of $80,000              Tax Expense Charge -- We deduct this charge at an annual rate of
 .  with Accumulated        0.40% (0.0333333% monthly) of your Policy's Accumulated Value
   Value of $40,000.       during the first 10 Policy Years. You no longer pay a tax
                           expense charge starting in Policy Year 11.
The monthly cost of
insurance charge is        Mortality Expense and Risk Charge -- We deduct this charge at an
$61.42.                    annual rate of 0.90% (0.075% monthly) of your Policy's
(0.00154303                Accumulated Value during the first 10 Policy Years. During
x ($80,000/1.002466        Policy Year 11 and thereafter, we reduce the annual rate to
 -$40,000))                0.70% (0.0583333% monthly).
The Surrender Charge
is explained in more       Withdrawal and Surrender Charges
detail on page*.           A Preferred Withdrawal is usually the amount of the first
                           withdrawal in any Policy Year that does not exceed the Free
An example                 Withdrawal Amount.
If your first premium
is $50,000 and you         We may deduct a Surrender Charge if you make a withdrawal or
have not made any          surrender your Policy during the first nine Policy Years. The
previous withdrawals,      rate we charge is shown in the table below. There is no
the maximum Surrender      Surrender Charge on Preferred Withdrawals.
Charge we could deduct
would be:                  The Surrender Charge rate is applied to the lesser of the amount of the withdrawal (less any Preferred Withdrawal) or the amount of the first premium payment considered withdrawn. Total
 .  $5,000 in Policy        cumulative Surrender Charges will never be more than 10% of the
   Year 2 if               first premium payment.
   Accumulated Value
   is $50,000 or more      We deduct the charge from your Investment Options in proportion
   (10% x $50,000)         to the Accumulated Value you have in each Option unless you tell us otherwise.
 .  $3,150 in Policy
   Year 5 if
   Accumulated
   Value is $45,000
   (7% x $45,000)


                            Policy Year                    Surrender Charge Rate
                               1-2                                 10%

                                3                                   9%
                                4                                   8%
                                5                                   7%
                                6                                   6%
                                7                                   5%
                                8                                   4%
                                9                                   3%
                                10 or more                          0%

You'll find more           Fees and Expenses Paid by the Pacific Select Fund
about the Pacific          The Pacific Select Fund pays advisory fees and other expenses.
Select Fund                These are deducted from the assets of the Fund's Portfolios and
starting on                may vary from year to year. They are not fixed and are not part
page *, and in             of the terms of your Policy. If you choose a Variable Investment
the Fund's                 Option, these fees and expenses affect you indirectly because
prospectus, which          they reduce Portfolio returns.
accompanies
this prospectus.
                           Advisory Fee
                           Pacific Life is the Investment Adviser to the Fund. The Fund
                           pays an advisory fee to us for these services. The table below shows the advisory fee as an annual percentage of each
                           Portfolio's average daily net assets.

                           Other Expenses
                           The table also shows expenses the Fund paid in 1998 as a annual percentage of each Portfolio's average daily net assets. To help limit Fund expenses, we've agreed to waive all or part of the investment advisory fees we receive or otherwise reimburse each
                           Portfolio for expenses (not including advisory fees, additional costs associated with foreign investing and extraordinary
                           expenses) that exceed 0.25% of its average daily net assets. We do this voluntarily and guarantee we'll continue to do so until
                           December 31, 2000, but we do not guarantee to continue to do so after this date. No reimbursement was necessary for 1998.



Portfolio                                             Advisory              Other                  Total
                                                      Fee                   Expenses               Expenses

Money Market                                           *.**%                  *.**%                  *.**%

High Yield Bond                                        0.60%                  *.**%                  *.**%

Managed Bond                                           0.60%                  *.**%                  *.**%

Government Securities                                  0.60%                  *.**%                  *.**%

Growth                                                 0.65%                  *.**%                  *.**%

Aggressive Equity                                      0.80%                  *.**%                  *.**%

Growth LT                                              0.75%                  *.**%                  *.**%

Equity Income                                          0.65%                  *.**%                  *.**%

Multi-Strategy                                         0.65%                  *.**%                  *.**%



Large-Cap Value*                                       0.85%                  *.**%                  *.**%

Mid-Cap Value*                                         0.85%                  *.**%                  *.**%

Equity                                                 0.65%                  *.**%                  *.**%

Bond and Income                                        0.60%                  *.**%                  *.**%

Equity Index                                           *.**%                  *.**%                  *.**%

Small-Cap Index*                                       0.50%                  *.**%                  *.**%

REIT*                                                  1.10%                  *.**%                  *.**%

International                                          0.85%                  *.**%                  *.**%

Emerging Markets                                       1.10%                  *.**%                  *.**%



*Other expenses are estimated. There were no actual advisory fees or other expenses for these Portfolios in 1998 because the Portfolios started on January 4, 1999.

      INFORMATION ABOUT PACIFIC LIFE, THE SEPARATE ACCOUNT, AND THE FUND

Pacific Life Insurance Company

  We are a life insurance company that is domiciled in California. Our operations include both life insurance and annuity products as well as financial and retirement services. As of the end of 1998, we had
$[   ] billion of individual life insurance in force and total admitted assets
of approximately $[   ] billion. We have been ranked according to admitted
assets as the [ ]th largest life insurance carrier in the nation for 1998. The Pacific Life family of companies has total assets and funds under
management of over $[   ] billion. We are authorized to conduct life insurance
and annuity business in the District of Columbia and all states except New York. Our principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

  We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company.

  We are a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

  The principal underwriter for the Policies is Pacific Mutual Distributors, Inc. ("PMD"), one of our wholly-owned subsidiaries. PMD is registered as a broker-dealer with the Securities and Exchange Commission ("SEC").

Pacific Select Exec Separate Account

  The Separate Account is a separate investment account of ours used only to support the variable death benefits and policy values of variable life insurance policies. The Separate Account supports the Policies as well as other variable life insurance policies issued by us in addition to the Policies. The assets in the Separate Account are kept separate from our General Account assets and our other separate accounts.

  We own the assets in the Separate Account and are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the insurance policies funded by the Account. The Separate Account is divided into subaccounts called Variable Accounts. The income, gains, or losses, realized or unrealized, of each Variable Account are credited to or charged against the assets held in the Variable Account without regard to our other income, gains, or losses. Assets in the Separate Account attributable to the reserves and other liabilities under the variable life insurance policies funded by the Separate Account are not chargeable with liabilities arising from any other business that we conduct. However, we may transfer to our General Account assets which exceed anticipated obligations of the Separate Account. All obligations arising under the Policy are our general corporate obligations. We may accumulate in the Separate Account proceeds from various Policy charges and investment results applicable to those assets.

  The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors. The Separate Account is registered as a unit investment trust with the SEC. Such registration does not involve any supervision by the SEC of the administration or investment practices or policies of the Account.

  Each Variable Account invests exclusively in shares of a designated Portfolio of the Fund. We may in the future establish additional Variable Accounts within the Separate Account, which may invest in other Portfolios of the Fund or in other securities.

The Pacific Select Fund

  The Fund is a diversified, open-end management investment company of the series type. The Fund is registered with the SEC under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the investments or investment policies of the Fund. The Fund currently offers fourteen separate Portfolios to the Separate Account that fund the Variable Investment Options available to you. Each Portfolio pursues different investment objectives and policies. We purchase the shares of each Portfolio for the corresponding Variable Account at net asset value, i.e., without sales load. All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless we, on behalf of the Separate Account, elect otherwise. Fund shares will be redeemed by us at their net asset value to the extent necessary to make payments under the Policies.

  Shares of the Fund currently are offered for purchase only to separate accounts of ours to serve as an investment medium for variable life insurance policies and for variable annuity contracts issued or administered by us. Shares of the Fund may also be sold in the future to separate accounts of other insurance companies, either affiliated or not affiliated with us. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may potentially create conflicts. See "MORE ON THE FUND'S SHARES" in the accompanying prospectus of the Fund.

  The following chart summarizes some basic data about each Portfolio of the Fund offered to the Separate Account. There can be no assurance that any Portfolio will achieve its objective. This chart is only a summary. You should read the more detailed information which is contained in the accompanying prospectus of the Fund, including information on the risks associated with the investments and investment techniques of each of the Portfolios.

  THE FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                                      Primary Investments
                                                         (under normal
    Portfolio                Objective                  circumstances)            Portfolio Manager

  Money Market    Current income consistent with   Highest quality money      Pacific Life
                  preservation of capital          market
                                                   instruments
-------------------------------------------------------------------------------------------------------
  High Yield      High level of current income     Intermediate and long-     Pacific Life
  Bond                                             term,
                                                   high-yielding, lower and
                                                   medium quality (high
                                                   risk)
                                                   fixed-income securities
-------------------------------------------------------------------------------------------------------
  Managed Bond    Maximize total return consistent Investment grade           Pacific Investment
                  with prudent investment          marketable                 Management Company
                  management                       debt securities. Will
                                                   normally maintain an
                                                   average portfolio
                                                   duration of 3-7 years
-------------------------------------------------------------------------------------------------------
  Government      Maximize total return consistent U.S. Government            Pacific Investment
   Securities     with prudent investment          securities                 Management Company
                  management                       including futures and
                                                   options
                                                   thereon and high-grade
                                                   corporate debt
                                                   securities. Will
                                                   normally maintain an
                                                   average portfolio
                                                   duration of 3-7 years
-------------------------------------------------------------------------------------------------------
  Growth          Growth of capital                Common stock               Capital Guardian Trust
                                                                              Company
-------------------------------------------------------------------------------------------------------
  Aggressive Eq-  Capital appreciation             Common stock of small      Alliance Capital
  uity                                             emerging growth and        Management L.P.
                                                   medium
                                                   capitalization companies
-------------------------------------------------------------------------------------------------------
  Growth LT       Long-term growth of capital      Common stock               Janus Capital Corporation
                  consistent with the preservation
                  of capital
-------------------------------------------------------------------------------------------------------
  Equity Income   Long-term growth of capital      Dividend paying common     J.P. Morgan Investment
                  and income                       stock                      Management Inc.
-------------------------------------------------------------------------------------------------------
  Multi-Strategy  High total return                Equity and fixed income    J.P. Morgan Investment
                                                   securities                 Management Inc.
-------------------------------------------------------------------------------------------------------
  Large-Cap       Long-term growth of capital.     Equity securities of       Salomon Brothers
  Value           Current income is of secondary   large-                     Asset Management Inc
                  importance                       capitalization companies
-------------------------------------------------------------------------------------------------------
  Mid-Cap Value   Capital appreciation             Equity securities of       Lazard Asset Management
                                                   medium-
                                                   capitalization domestic
                                                   companies
                                                   believed to be
                                                   undervalued
-------------------------------------------------------------------------------------------------------
  Equity          Capital appreciation             Common stocks and          Goldman Sachs
                                                   securities                 Asset Management
                                                   convertible into or
                                                   exchangeable
                                                   for common stocks
-------------------------------------------------------------------------------------------------------
  Bond and In-    Provide total return and income  Investment grade debt      Goldman Sachs
  come            consistent with prudent          securities.                Asset Management
                  investment management            Will normally maintain
                                                   an
                                                   average portfolio
                                                   duration within
                                                   one-half year of a long-
                                                   term
                                                   bond index
-------------------------------------------------------------------------------------------------------
  Equity Index    Provide investment results that  Stocks included in the     Bankers Trust Company
                  correspond to the total return   S&P 500
                  performance of common stocks
                  publicly traded in the U.S.
-------------------------------------------------------------------------------------------------------
  Small-Cap In-   Provide investment results that  Stocks included in the     Bankers Trust Company
  dex             correspond to the total return   Russell 2000 Small Stock
                  of an index of small             Index
                  capitalization companies
-------------------------------------------------------------------------------------------------------
  REIT            Current income and long-term     Real estate investment     Morgan Stanley Asset
                  capital appreciation             trusts and                 Management Inc.
                                                   equity securities of
                                                   companies
                                                   principally engaged in
                                                   the
                                                   U.S. real estate
                                                   industry
-------------------------------------------------------------------------------------------------------
  International   Long-term capital appreciation   Equity securities of       Morgan Stanley Asset
                                                   corporations               Management Inc.
                                                   domiciled outside the
                                                   United
                                                   States
-------------------------------------------------------------------------------------------------------
  Emerging Mar-   Long-term growth of capital      Common stocks of           Blairlogie Capital
  kets                                             companies                  Management
                                                   domiciled in emerging
                                                   market
                                                   countries

The Investment Adviser and Portfolio Managers

  We serve as Investment Adviser to each Portfolio of the Fund. We are registered with the SEC as an Investment Adviser. For sixteen of the Portfolios, we and the Fund have engaged other firms to serve as Portfolio Managers which are shown in the chart above.

                                  THE POLICY

  The variable life insurance benefits provided by your Policy are funded through your Accumulated Value in the Separate Account and the Fixed Account. The information included below describes the benefits, features, charges, and other major provisions of the Policy.

Application for a Policy

  Any person or persons wishing to purchase the Policy may submit an application to us. A Policy can be issued on the life of a single Insured for issue Ages up to and including age 85 and Insureds under a last survivor Policy for issue Ages between 20 and 85, and, in both cases, with evidence of insurability satisfactory to us. The Insured's Age is calculated as of the Insured's last birthday. Acceptance is subject to our underwriting rules, and we reserve the right to request additional information and to reject an application.

  After your Policy is issued, insurance coverage under the Policy will be deemed to have begun as of the Policy Date. Your Policy Date is usually the date the application is accepted by us. Your Policy Date is the date used to determine Policy Years, Policy Months, and Policy Monthly, Quarterly, Semi-Annual and Annual Anniversaries. For purposes of determining the Monthly Payment Date for all Policies issued, the Policy Date will never be the 29th, 30th, or 31st of any month. We first become obligated under the Policy on the date the total initial premium is received or on the date the application is accepted, whichever is later. Any monthly deductions due will be taken on the Monthly Payment Date on or next following the date we become obligated. The initial premium must be received within 20 days after the Policy is issued, although we may waive the 20 day requirement at our discretion. If the initial premium is not received or the application is rejected by us, the Policy will be cancelled and any premium received will be refunded.

  Subject to our approval, your Policy may be backdated, but the Policy Date may not be earlier than the date the initial premium is received at our Home Office. Backdating can be advantageous if the Insured's lower issue Age results in lower cost of insurance rates. If your Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period and will be applied the date the initial premium is received or the Policy Date, if later. Monthly deductions will be made for the period the Policy Date is backdated.

  Insureds are assigned to underwriting (insurance risk) classes which are used in calculating the cost of insurance rates. In assigning Insureds to underwriting classes, we will usually use either simplified or medical underwriting, although other forms of underwriting may be used when deemed appropriate by us.

Premiums

  The minimum initial premium to purchase a Policy is $10,000 if the Insured's issue Age is less than 70 and $50,000 if the Insured's issue Age is greater than 69. If this is a last survivor Policy, the minimum initial premium is based upon the issue Age of the younger Insured. You may elect the initial premium to be 80%, 90% or 100% of the Guideline Single Premium. The Guideline Single Premium is the maximum premium that can be paid for a given Face Amount in order for an insurance policy to qualify as a life insurance contract for tax purposes. If you reside in the state of West Virginia the Face Amount of the Policy must be at least $25,000. We may reduce the minimum initial premium required under certain circumstances, such as for group or sponsored arrangements.

Additional Premium Payments

  You have limited ability to make additional premium payments. Subsequent premium payments of at least $1,000 are permitted under the following circumstances:

  1. an additional premium payment is required to keep the Policy in force (see "Lapse"); or

  2. the premium payment would not cause total premiums to exceed the premium limits prescribed by the Internal Revenue Service ("IRS") to qualify the Policy as a life insurance contract.

  We reserve the right to require satisfactory evidence of insurability before accepting any additional premium payment that results in an immediate increase in the death benefit. A premium payment would result in an immediate increase in the death benefit if the death benefit under your Policy is, or upon acceptance of the premium would be, greater than the Face Amount. See "Death Benefit." If satisfactory evidence of insurability is not received, the payment, or a portion thereof, may be returned. The Company may require that existing Policy Debt be repaid prior to accepting any additional premium payments.

  All or a portion of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by federal tax law. We also reserve the right to make distributions from your Policy to the extent we deem it necessary to continue to qualify your Policy as life insurance under the IRC.

  If your Policy is issued in exchange for a policy that is not a modified endowment contract, then in order for your Policy to continue to avoid being treated as a modified endowment contract, the sum of the premiums less a portion of any Partial Withdrawals may not exceed the "seven pay premium" limit as defined in the IRC. See "Federal Income Tax Considerations". If we receive any premium payment that we believe, if applied to your Policy in that Policy Year, would cause your Policy to become a modified endowment contract, the portion of the payment that we believe would cause your Policy to become a modified endowment contract will not be applied to your Policy but will be returned to you, unless you have previously notified us that payments that cause your Policy to become a modified endowment contract may be accepted by us and applied to your Policy. However, for premium payments received by us at our Home Office within 20 days before the upcoming Policy Anniversary, we may apply the portion of the premium payment that we believe would cause your Policy to become a modified endowment contract to your Policy on the upcoming Policy Anniversary.

Allocation of Premiums

  In the application for your Policy, you select the Investment Options to which premium payments will be allocated after the Free-Look Transfer Date. Until the Free-Look Transfer Date, premium payments will be allocated to the Money Market Variable Account, which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). Your Accumulated Value will be automatically allocated according to your instructions contained in the application (or if received more recently, in written instructions) the later of 15 days after the Policy is issued or 45 days after the application is completed (the "Free-Look Transfer Date").

  Additional premium payments will be allocated among the Variable Accounts and the Fixed Account according to your most recent instructions. You may change the allocation of payments by submitting a proper written request to our Home Office, or by telephone if an Authorization for Telephone Requests for changes in premium allocation instruction has been completed, signed and filed at our Home Office.

Portfolio Rebalancing

  You may direct us to automatically re-set the percentage of your Accumulated Value allocated to each Variable Account at a predetermined level. This process is called portfolio rebalancing. (The Fixed Account is not available for portfolio rebalancing.) Over time, the variations in each Variable Account's investment results will shift the percentage allocations of your Accumulated Value. The portfolio rebalancing feature will automatically transfer your Accumulated Value among the Variable Accounts back to the preset percentages. Rebalancing can be made quarterly, semi-annually or annually, measured from your Policy Date ("frequency period"). Rebalancing may result in transferring amounts from a Variable Account with relatively higher investment performance to a Variable Account with relatively lower investment performance.

  You may initiate portfolio rebalancing by sending our Home Office a signed, written request in good form or a properly completed Automatic Portfolio Rebalancing form. You must specify the frequency for rebalancing and a beginning date. The first rebalancing will usually occur on your Monthly Payment Date that starts the frequency period you elected and that occurs on or follows the beginning date you elected. If you stop portfolio rebalancing, you must wait 30 days to begin again. Portfolio rebalancing cannot be used with the Dollar Cost Averaging Option.

  We may modify, terminate or suspend the portfolio rebalancing feature at any time.

Dollar Cost Averaging Option

  We currently offer an option under which you may dollar cost average your allocations in the Variable Accounts under your Policy by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Dates on which the transfers are processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

  A Dollar Cost Averaging Request form is available upon request. To elect the Dollar Cost Averaging Option, your Accumulated Value in the Variable Account from which the Dollar Cost Averaging transfers will be made must be at least $5,000. After we have received a Dollar Cost Averaging Request in proper form at our Home Office, we will transfer Accumulated Value in amounts you designate from the Variable Account from which transfers are to be made to the Variable Account or Accounts you choose. The minimum amount that may be transferred to any one Variable Account is $50. After the Free-Look Period, the first transfer will be effected on your Policy's Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period you select, coincident with or next following receipt at our Home Office of a Dollar Cost Averaging Request in proper form. Subsequent transfers will be processed on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as you designate, until the total amount elected has been transferred, until Accumulated Value in the Variable Account from which transfers are made has been depleted, or until your Policy enters the Grace Period. Amounts periodically transferred under this option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

  You may instruct us at any time to terminate this option by written request to our Home Office. We may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

Transfer of Accumulated Value

  After the Free-Look Transfer Date, you may transfer Accumulated Value among the Variable Accounts upon proper written request to our Home Office. Transfers (other than transfers in connection with the Dollar Cost Averaging Option) may be made by telephone if a properly completed, Authorization for Telephone Requests is on file at our Home Office. Currently, there are no limitations on the number of transfers between Variable Accounts, no minimum amount required for a transfer, nor any minimum amount required to be remaining in a given Variable Account after a transfer (except as required under the Dollar Cost Averaging Option). No transfers are allowed during the Grace Period if the required premium has not been paid. No charges are currently imposed upon such transfers. We reserve the right, however, at a future date to limit the size of transfers and remaining balances, to assess transfer charges, to limit the number and frequency of transfers, and to modify, suspend and/or discontinue telephone transfers.

  Accumulated Value may also be transferred from the Variable Accounts to the Fixed Account; however, such a transfer will only be permitted in the Policy Month preceding a Policy Anniversary, except that you may make such a transfer at any time during the first 18 Policy Months. Transfers from the Fixed Account to the Variable Accounts are restricted as described in "The Fixed Account."

Death Benefit

  When your Policy is issued, we will determine the initial amount of insurance for the initial premium payment based on the instructions provided in your application. That amount will be shown on the specifications page of the Policy and is called the "Face Amount."

  Upon due proof of the death of the Insured(s), we will pay to your named Beneficiary death benefit proceeds, which will be the death benefit under your Policy reduced by any outstanding Policy Debt (and if in the Grace Period, any overdue charges). The death benefit will be the greater of the Face Amount under your Policy or Accumulated Value multiplied by a specified percentage. (which is referred to as the Guideline Minimum Death Benefit.) The specified percentages vary according to the Age of the Insured, or, in the case of a last survivor Policy, the Youngest Insured, and will be at least equal to the cash value corridor in Section 7702 of the IRC, which addresses the definition of a life insurance policy for tax purposes. A table showing the specified percentages is in the Appendix and in the Policy. Because the specified percentage is applied to your Accumulated Value, an increase in Accumulated Value may increase the death benefit. However, because the death benefit will never be less than the Face Amount, a decrease in Accumulated Value may decrease the death benefit but never below the Face Amount. The following examples illustrate how the death benefit will be determined:

                                   Examples

                                                             Policy A  Policy B
                                                             --------  --------
      Face Amount........................................... $100,000  $100,000
      Insured's Age.........................................       40        40
      Accumulated Value on Date of Death.................... $ 46,500  $ 34,000
      Specified Percentage..................................      250%      250%

  In Policy A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Accumulated Value at the date of death of $46,500 multiplied by the specified percentage of 250%). Assuming that there is no outstanding Policy Debt, this amount constitutes the death benefit proceeds that would be paid to the Beneficiary.

  In Policy B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Accumulated Value of $34,000 multiplied by the specified percentage of 250%).

  If the death benefit is equal to the Guideline Minimum Death Benefit, we reserve the right to reduce the death benefit by requiring Partial Withdrawals be made in order to maintain the net amount at risk at a level that will not exceed three times the death benefit on the Policy Date.

  The Policy is intended to qualify as a life insurance contract under the Internal Revenue Code for Federal tax purposes, and the death benefit under the Policy is intended to qualify for the income tax exclusion under the Internal Revenue Code. If your Policy is issued in exchange for another life insurance policy that was not a modified endowment contract, then unless otherwise specified by you in writing, it is intended that the Policy will not be treated as a modified endowment contract under the Internal Revenue Code. To these ends, the provisions of the Policy, including any other Rider, Benefit, or endorsement, are to be interpreted to ensure such tax qualification and to prevent the Policy from being treated as a modified endowment contract, notwithstanding any other provisions to the contrary.

  If at any time the premiums paid under your policy exceed the amount allowable for such tax qualification, such excess amount shall be removed from the Policy as of the date of its payment, and any appropriate adjustment in the death benefit shall be made as of such date. The excess amount shall be refunded to you no later than 60 days after the end of the applicable Policy Year. The excess amount removed from the Policy and refunded to you may be adjusted for interest or for changes in Accumulated Value attributable to the excess amount. If for some reason this excess amount is not refunded by then, the death benefit under this Policy shall be increased retroactively and prospectively so that at no time is the death benefit ever less than the amount needed to ensure such tax qualification. To the extent that the death benefit as of any time is increased by this provision, appropriate adjustments shall be made retroactively in any cost of insurance charge or supplemental benefits as of that time that are consistent with such an increase.

  If your Policy is issued in exchange for another life insurance policy that was not a modified endowment contract, then at any time the premiums or other amounts paid under the Policy exceed the limit for avoiding modified endowment contract treatment, and you have not specified in writing that such treatment is acceptable to you, such excess amount shall be removed from the Policy as of the date of its payment, and any appropriate adjustment in the Policy's death benefit shall be made as of such date. This excess amount shall be refunded to you no later than 60 days after the end of the applicable Policy Year. The excess amount removed from the Policy and refunded to you may be adjusted for interest or for changes in Accumulated Value attributable to the excess amount. If this excess amount is not refunded by then, the death benefit under your Policy shall be increased retroactively and prospectively to the minimum amount necessary so that at no time is the death benefit ever less than the amount needed to avoid modified endowment contract treatment. To the extent the death benefit as of any time is increased by this provision, appropriate adjustments shall be made, retroactively or otherwise, in any cost of insurance or supplemental benefits as of that time that are consistent with such an increase.

  All calculations of death benefit will be made as of the end of the Valuation Period during which the Insured (or for a last survivor Policy, the Survivor) dies. Death benefit proceeds may be paid to your Beneficiary in a lump sum or under a payment plan offered by us under the Policy. The plan offers monthly income for the lifetime of the Beneficiary with a minimum period of ten years. The Policy should be consulted for details.

Policy Values

  Accumulated Value

  Your Accumulated Value is the sum of the amounts under your Policy held in each Investment Option, as well as the amount set aside in the Loan Account, including any accrued earned interest to secure any Policy Debt.

  On each Valuation Date, the portion of your Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. On each Monthly Payment Date, a portion of your Accumulated Value allocated to a particular Investment Option also will be adjusted to reflect the assessment of the Monthly Deduction. See "Determination of Accumulated Value". No minimum amount of Accumulated Value is guaranteed. You bear the risk for the investment experience of Accumulated Value allocated to the Variable Accounts.

  Cash Surrender Value. The Cash Surrender Value of your Policy equals your Accumulated Value less any Surrender Charge. Once the duration of the surrender charge has expired, your Cash Surrender Value will equal your Accumulated Value.

  Net Cash Surrender Value. The Net Cash Surrender Value is the Cash Surrender Value minus any outstanding Policy Debt. You can surrender your Policy at any time while the Insured (either Insured if this is a last survivor Policy) is living and receive your Net Cash Surrender Value.

Determination of Accumulated Value

  Although your Policy's death benefit can never be less than the Face Amount for as long as your Policy is in force, your Accumulated Value in the Separate Account will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of additional premiums, the amount of any outstanding Policy Debt, any Partial Withdrawals, and the charges assessed in connection with your Policy.

  The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolios of the Fund. The investment performance of each Variable Account will reflect increases or decreases in the net asset value per share of the corresponding Portfolio and any dividends or distributions declared by a Portfolio.

  Assets in the Variable Accounts are divided into accumulation units, which are a measure of value used for bookkeeping purposes. When you allocate premiums to a Variable Account, your Policy is credited with accumulation units. In addition, other transactions including loans, surrender, partial withdrawals, transfers, and assessment of charges against your Policy affect the number of accumulation units credited to your Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The unit value of each Variable Account is determined on each Valuation Date at or about 4:00 p.m. Eastern time. The number of units credited will not change because of subsequent changes in unit value.

  The accumulation unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by adjusting the unit value from the previous Valuation Date for (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund, (2) any dividends or distributions paid by the corresponding Portfolio, and (3) any charges that may be assessed by us for income taxes attributable to the operation of the Variable Account (which are currently not anticipated).

Policy Loans

  You may borrow money from us using your Policy as the only security for the loan by submitting a proper written request to our Home Office. We may in our discretion permit loans to be made by telephone if a properly completed Authorization for Telephone Requests has been filed at our Home Office. A loan may be taken any time your Policy is in force. The minimum loan that can be taken at any time is $500, ($200 in Connecticut, $250 in Oregon). The maximum amount that can be borrowed in the first Policy Year is 50% of your Accumulated Value, and thereafter the maximum at any time is the greater of
(1) 100% of your Accumulated Value in the Fixed Account and 90% in the Variable Accounts, and (2) 98% of the excess of the Accumulated Value over twelve times the current monthly deduction. The maximum amount is reduced by any existing Debt and the amount of any Surrender Charge that would be imposed if you surrendered your Policy on the date the loan is taken.

  When you take a loan, an amount equal to the loan is transferred out of your Accumulated Value in the Investment Options into the Loan Account to secure the loan. Unless you request otherwise, loan amounts will be deducted from the Investment Options proportionately.

  The interest rate we charge on loans is 6.00% a year on Policy Debt in the first ten Policy Years and 5.00% thereafter.

  A portion of your Policy Debt may qualify as a Preferred Loan. We charge a lower rate of interest on Preferred Loans. Subject to the limitations described above, the maximum amount available as Preferred Loans is the excess of the Accumulated Value over the premiums paid. We will determine the amount of a loan that is Preferred on the date of the loan, and we will redetermine the total amount of Preferred Loans on each Policy Anniversary. Loan repayments will be considered repayment of Preferred Loans last. We will charge interest on Preferred Loans at an annual rate of 5.25% in the first ten Policy Years, and 4.75% thereafter.

  We will credit interest monthly on amounts held in the Loan Account to secure the loan at an annual rate of 4.5%.

  You may repay all or part of the loan at any time while your Policy is in force. Interest on a loan is accrued daily and is due on each Policy Anniversary for the prior year, or on termination of the Policy. If interest is not paid when due, it will be added to the amount of the loan principal and interest will begin accruing thereon from that date. An amount equal to the loan interest charged will be transferred to the Loan Account from the Investment Options on a proportional basis.

  Unless you request otherwise, any loan repayment will cause an equal amount to be transferred from the Loan Account into the Investment Options in accordance with your current premium allocation instructions. In addition, any interest earned on the amount held in the Loan Account will be transferred to each of the Investment Options in accordance with your current premium allocation instructions on each Policy Anniversary and on full repayment of your Policy Debt.

  While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Variable Accounts and the current interest rates of the Fixed Account. Thus, a loan, whether or not repaid, will have a permanent effect on the Policy's values and may have an effect on the amount and duration of the death benefit. If not repaid, your Policy Debt will be deducted from the amount of the death benefit payable upon the death of the Insured (or the Survivor Insured for a last survivor Policy), the Cash Surrender Value paid upon surrender, or the refund of premium upon exercise of the Free-Look Right.

  A loan may affect the length of time your Policy remains in force. Your Policy will lapse when Debt equals or exceeds your Cash Surrender Value and the minimum payment required is not made during the Grace Period. Moreover, your Policy may enter the Grace Period more quickly when a loan is outstanding, because the loaned amount is not available to cover monthly deductions. Additional payments or repayment of a portion of Debt may be required to keep the Policy in force. See "Lapse".

  A loan is treated as a distribution from a Policy that is a modified endowment contract, and therefore may give rise to taxable income to you. For information on the tax treatment of loans, see "Federal Income Tax Considerations."

Duration of Contract

  The Policy does not mature. Coverage under a Policy will remain in effect until the Policy is surrendered; until the death of a single Insured or, for a last survivor Policy, the Survivor; or until the Policy lapses.

Surrender

  You may surrender your Policy at any time during the life of the Insured(s). The amount received in the event of a full surrender is your Policy's Net Cash Surrender Value, which is equal to your Accumulated Value less outstanding Policy Debt, and applicable surrender charges. Surrender could give rise to taxable income.

Partial Withdrawals

  Partial withdrawals may be taken beginning on the first Policy Anniversary and thereafter. Under this Benefit, you may withdraw a portion of your Net Cash Surrender Value.

  A partial withdrawal must be for at least $1,000. The amount that can be withdrawn (1) can be no greater than the excess of the Cash Surrender Value prior to the withdrawal over the Policy Debt divided by 90% and (2) is limited so that after the withdrawal, your Net Cash Surrender Value is at least $10,000.

  You may make a partial withdrawal by submitting a proper written request to us. As of the effective date of any withdrawal, your Accumulated Value will be reduced by the amount of the withdrawal and any applicable Surrender Charge. The reduction in Accumulated Value will be allocated proportionately to your Accumulated Value in the Investment Options unless you request otherwise. If the Insured(s) dies after the request for a withdrawal is sent to us and prior to the withdrawal being effected, the amount of the withdrawal will be deducted from the death benefit proceeds, which will be determined without taking into account the withdrawal.

  Preferred Withdrawal. A Preferred Withdrawal is a portion of the first withdrawal in any Policy Year. This portion is the lesser of the withdrawal and the Free Withdrawal Amount. No Surrender Charge is imposed on Preferred Withdrawals. Amounts in excess of the Free Withdrawal Amount and any subsequent withdrawals in the same Policy Year may be subject to the Surrender Charge. See "Surrender Charge". If there is no Free Withdrawal Amount at the time of the first withdrawal in a Policy Year, the next withdrawal in the same Policy Year will be considered the first.

  When a partial withdrawal is made, the death benefit under the Policy is decreased by an amount proportionate to the reduction in Accumulated Value caused by the partial withdrawal, and the Face Amount may also be reduced. For example, if you withdraw one-half of your Accumulated Value, the death benefit after the withdrawal will be one-half of the death benefit prior to the withdrawal. If the death benefit prior to a partial withdrawal is the Face Amount, the Face Amount will be reduced by the entire amount of the reduction in death benefit. If the death benefit prior to a partial withdrawal is equal to a Policy's Accumulated Value multiplied by the applicable specified percentage, the Face Amount after the withdrawal will be equal to the new death benefit if the new death benefit is less than the Face Amount prior to the withdrawal, and to the prior Face Amount otherwise. However decreases in the Face Amount and death benefit will be limited so that the Policy complies with the definition of life insurance in the IRC without any additional distribution from the Policy at the time of the withdrawal.

  A partial withdrawal is treated as a distribution from the Policy that may give rise to taxable income to you. See "Federal Income Tax Considerations."

Right to Examine a Policy--Free-Look Right

  You have a Free-Look Right, under which your Policy may be returned within 10 days after you receive it (15 days in Colorado, 20 days in North Dakota, and 30 days if you are a resident of California and age 60 or older), 10 days after we mail or deliver this notice of right of withdrawal included in this prospectus, or within 45 days after you sign the application for insurance, whichever is later. However, in Pennsylvania, you have a different Free-Look Right, under which your Policy may be returned only within 10 days after you receive it. It can be mailed or delivered to us or our agent. The returned Policy will be treated as if we never issued it and we will promptly refund the full amount of the premium paid. If you have taken a loan during the Free-Look Period, your Policy Debt will be deducted from the amount refunded. Until the Free-Look Transfer Date, premiums will be allocated to the Money Market Variable Account which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). See "Allocation of Premiums."

Lapse

  Your Policy will lapse only when your Net Cash Surrender Value is insufficient to cover Policy charges on a Monthly Payment Date, and a Grace Period expires without you making a sufficient payment. You must pay during the Grace Period an amount equal to the amount by which your Cash Surrender Value less Policy Debt is less than zero plus a minimum of three times the full charges and deductions due on the Monthly Payment Date when the insufficiency occurred to avoid termination.

  To avoid potential lapse, you may wish to repay a portion of any Policy Debt. If premium payments have not exceeded the maximum permissible premiums, you may wish to make a premium payment.

  If your Net Cash Surrender Value is insufficient to cover the deductions and charges on a Monthly Payment Date, we will deduct the amount available to pay for any portion of the monthly deductions and charges due. Any remaining Accumulated Value in the Variable Accounts will be transferred to the Money Market Variable Account. We will notify you (and any assignee of record) of the payment required to keep the Policy in force. You will then have a "Grace Period" of 61 days, measured from the date the notice is sent, to make the required payment. Your Policy will remain in force through the Grace Period. Failure to make the required payment will result in termination of coverage under your Policy upon expiration of the Grace Period, and your Policy will lapse with no value. If the required payment is made during the Grace Period, any premium paid and any Accumulated Value in the Money Market Variable Account will be allocated among the Investment Options in accordance with your current premium allocation instructions. Any monthly deductions and charges due will be charged to the Investment Options on a proportionate basis. If the Insured (or Survivor if this is a last survivor Policy) dies during the Grace Period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the commencement of the Grace Period, reduced by any unpaid monthly deductions and charges due and any Policy Debt.

Reinstatement

  We will reinstate a lapsed Policy (but not a Policy which has been surrendered for its Net Cash Surrender Value) at any time within three years after the end of the Grace Period provided we receive the following: (1) your written application; (2) evidence of insurability satisfactory to us; and (3) payment of all monthly charges and deductions that were due and unpaid during the Grace Period, payment of the amount by which Net Cash Surrender Value was less than zero at the beginning of the Grace Period, and payment of a premium at least equal to three times the most recent monthly deduction.

  When your Policy is reinstated, your Accumulated Value will be equal to your Accumulated Value on the date of the lapse, plus any additional premium subject to the following: If your Policy is reinstated after your first Monthly Payment Date following lapse, your Accumulated Value will be reduced by the amount of Policy Debt on the date of lapse and no Policy Debt will exist on the date of the reinstatement. If your Policy is reinstated on or before your Monthly Payment Date next following lapse, any Policy Debt on the date of lapse will also be reinstated. No interest on amounts held in the Loan Account to secure Policy Debt will be paid or credited between lapse and reinstatement. Reinstatement will be effective as of your Monthly Payment Date on or next following the date of our approval, and your Accumulated Value minus Policy Debt will be allocated among the Investment Options in accordance with your current premium allocation instructions.

Last Survivor Policies

  Policies are offered that provide insurance protection, either on the life of one Insured or--as a last survivor Policy--on the lives of two Insureds. A last survivor Policy provides a death benefit the proceeds of which are paid on the death of the Survivor Insured. The other significant differences between single Insured and last survivor Policies are listed below:

  1. The cost of insurance charges under last survivor Policies are different in that they are determined in a manner that reflects the anticipated mortality of the two Insureds. See "Charges and Deductions" and the last survivor illustrations in the "Appendix".

  2. In an application for a last survivor Policy, we require evidence of insurability satisfactory to us for both Insureds.

  3. For a last survivor Policy to be reinstated, both Insureds must be alive on the date of reinstatement.

  4. The Policy provisions regarding misstatement of age or sex, suicide and incontestability apply to both Insureds.

                            CHARGES AND DEDUCTIONS

Load from Premiums

  We do not make any deductions from the premium payment before allocating it to your Accumulated Value.

Surrender Charge

  A Surrender Charge may be assessed upon a surrender or a partial withdrawal within the first nine Policy Years. The Surrender Charge is assessed against the portion of the resulting reduction in Accumulated Value considered to be a return of initial premium. For the purpose of determining the Surrender Charge only, a reduction in Accumulated Value upon a surrender or withdrawal will be deemed to be a distribution of earnings from the available Free Withdrawal Amount, if any, first, a return of initial premium next, then a return of additional premium, and a distribution from remaining earnings last. The available Free Withdrawal Amount is the amount available as a Preferred Withdrawal, if any. The Surrender Charge varies with the Policy Year according to the following schedule:

                                     Surrender
      Time of Withdrawal              Charge
      ------------------             ---------
      Policy Year 1-2                   10%
      Policy Year 3                      9%
      Policy Year 4                      8%
      Policy Year 5                      7%
      Policy Year 6                      6%
      Policy Year 7                      5%
      Policy Year 8                      4%
      Policy Year 9                      3%
      Policy Year 10 and thereafter      0%

  In no event will the Surrender Charges imposed exceed the maximum prescribed by state nonforfeiture laws for life insurance.

  Approximately twenty-five percent of the Surrender Charge is assessed to compensate us for premium taxes. Approximately seventy-five percent is assessed to compensate us for sales expenses. The Surrender Charge is not assessed against premiums other than the initial premium.

Deductions from Accumulated Value

  The charges described below are deducted from Accumulated Value on the Policy Date, and on each Monthly Payment date thereafter. Each charge will be assessed to the Fixed Account and to each Variable Account in proportion to the Policy's Accumulated Value in that account, unless you specify otherwise in writing.

  Cost of Insurance. A cost of insurance charge is deducted to compensate us for the anticipated cost of paying death benefits under the Policies. We may use any profit derived from this charge for any lawful purpose including the cost of claims processing and investigation.

  The guaranteed maximum cost of insurance charge will be the net amount at risk under the Policy multiplied by the guaranteed maximum cost of insurance rates shown in your Policy. The net amount at risk is the death benefit less the Accumulated Value. For the purpose of this charge, the death benefit is divided by 1.002466 (a discount factor to account for interest deemed to be earned during the month). Guaranteed maximum cost of insurance rates are based on the Age, sex (where permissible), and underwriting classification of the Insured(s). The cost of insurance rates generally increase with the Age of the Insured(s). If your initial premium was 100% of the Guideline Single Premium we may charge less than the guaranteed maximum cost of insurance charge.

  Administrative Charge. We assess an administrative charge of 0.00025 (0.30% annually) of the Accumulated Value in the Variable Accounts and the Fixed Account for administrative expenses. In addition, if the Accumulated Value is less than $50,000 on any Policy Anniversary Date a $40 fee is charged on that Monthly Payment Date.

  The administrative charge is to cover administrative expenses in connection with the Policies, including expenses of underwriting and issuing the Policy, recordkeeping, determining Policy values and benefits, processing death benefit claims, processing withdrawals and transfers, preparing reports to Policy Owners, and overhead costs. We do not expect to profit from this charge.

  Tax Expense Charge. A charge equal to 0.000333333 (0.40% annually) of the Accumulated Value is assessed to pay applicable state and local premium taxes and federal taxes under Section 848 of the Code. This charge is eliminated after 10 Policy Years. The deduction over 10 Policy Years approximates our average expenses for taxes on premiums. Premium taxes vary from state to state, and in some instances, among municipalities. We do not expect to profit from this charge.

  Mortality and Expense Risk Charges. A charge equal to 0.00075 (0.90% annually) of Accumulated Value in the Variable Accounts and the Fixed Account will be assessed to compensate us for mortality and expense risks assumed. After 10 Policy Years, this charge is reduced to 0.000583333% (0.70% annually).

  This charge is made to compensate us for assuming certain mortality and expense risks under the Policies. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses. We will realize a gain from this charge to the extent it is not needed to provide the mortality benefits and expenses under the Policies, and will realize a loss to the extent the charge is not sufficient. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the Surrender Charge.

Other Charges

  We may charge the Variable Accounts for the federal income taxes incurred by us that are attributable to the Separate Account and its Variable Accounts or to our operations with respect to the Policies. No such charge is currently assessed. See "Charge for Our Income Taxes".

  We will bear the operating expenses of the Separate Account. Each Variable Account available to you purchases shares of the corresponding Portfolio of the underlying Fund. The Fund and each of its Portfolios incur certain charges, including the investment advisory fee, and certain operating expenses. The Fund is governed by its Board of Trustees. The Fund's expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. The advisory fees and other expenses are more fully described in "Summary of the Policy: Fund Annual Expenses After Expense Limitation" and in the prospectus of the Fund.

Guarantee of Certain Charges

  We guarantee that certain charges will not increase, including the guaranteed rates for the cost of insurance, the administrative charge, the tax charge, and the charge for mortality and expense risk.

Variations in Charges

  We may agree to reduce or waive the Surrender Charge or administrative charges, or other charges, or credit additional amounts under our Policies, in situations where selling and/or maintenance costs associated with the Policies are reduced, such as the sale of several Policies to the same Policyowner(s), sales of large Policies, sales of Policies in connection with a group or sponsored arrangement or mass transactions over multiple Policies.

  In addition, we may agree to reduce or waive some or all of such charges and/or credit additional amounts under our Policies, for those Policies sold to persons who meet criteria established by us, who may include registered representatives and employees of broker/dealers with a current selling agreement with us and immediate family members of such persons ("Eligible Persons"). We will credit additional amounts to Policies owned by Eligible Persons if such Policies are purchased directly through Pacific Mutual Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, contract changes and other matters relating to their Policies. The amount credited to Policies owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures.

  We will only reduce or waive such charges or credit additional amounts on any Policy where expenses associated with the sale of the Policy and/or costs associated with administering and maintaining the Policy are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Policies.

                               OTHER INFORMATION

Federal Income Tax Considerations

  The following discussion provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. This discussion is not intended as tax advice. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved, tax advice may be needed by a person contemplating the purchase of the Policy. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy. Special rules which are not discussed herein may apply in certain situations. Moreover, no representation is made as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations by the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules described in this discussion or that relate directly or indirectly to life insurance policies. Finally, these comments do not take into account any state or local income or other tax considerations which may be involved in the purchase or ownership of the Policy.

  While we believe that the Policy meets the statutory definition of life insurance under Section 7702 of the Internal Revenue Code ("IRC") and hence will receive federal income tax treatment consistent with that of traditional fixed life insurance, the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues (including, for example, the treatment of substandard risk Policies). We reserve the right to make changes to the Policy if changes are deemed appropriate by us to attempt to assure qualification of the Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. The discussion below summarizes the tax treatment of life insurance contracts.

  The death benefit under a Policy should be excludable from the gross income of the Beneficiary (whether the Beneficiary is a corporation, individual or other entity) under IRC Section 101(a)(1) for purposes of the regular federal income tax and you generally should not be deemed to be in constructive receipt of the cash values, including increments thereof, under your Policy until a full or partial surrender thereof, or lapse of your Policy, or until receipt of deemed distributions (including, in the case of a modified endowment contract, policy loans). Prospective Owners that intend to use Policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisers with respect to the tax consequences of such arrangements. Prospective corporate Owners should consult their tax advisers about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations and the environmental tax under IRC Section 59A. Changing the Policy Owner may also have tax consequences. Exchanging a Policy for another involving the same Insured generally will not result in the recognition of gain or loss according to IRC Section 1035(a). Changing the Insured under a Policy will, however, not be treated as a tax-free exchange under IRC Section 1035, but rather as a taxable exchange.

  Diversification Requirements. To comply with regulations under Section 817(h) of the IRC, each Portfolio of the Fund will be required to diversify its investments. For details on these diversification requirements, see "What is the Federal Income Tax Status of the Fund" in the Fund's prospectus.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policy owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor [i.e., the Policy Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under your Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and Policy Values. These differences could result in you being treated as the owner of your Policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your Policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Portfolio's investment objective or investment policies.

  Modified Endowment Contracts. IRC Section 7702A defines a class of insurance contracts referred to as modified endowment contracts. Under this provision, the Policies will be treated for federal tax purposes in one of two ways. It is expected that most of the Policies will be modified endowment contracts.

  A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract. For example, if the "seven-pay premium" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year; $2,000 through the first two years; and $3,000 through the first three years, etc.

  Pre-death distributions from modified endowment contracts may give rise to taxable income. Upon full surrender of your Policy, you would recognize ordinary income for federal income tax purposes equal to the amount by which the Net Cash Surrender Value plus Debt exceeds the investment in your Policy (usually the premiums paid plus pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon partial withdrawals and Policy loans, you would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on your Policy. The amount allocated to income is the amount by which the Accumulated Value of your Policy exceeds investment in the Policy immediately before the distribution. Under a tax law provision, if two or more policies which are classified as modified endowment contracts are purchased from any one insurance company, including Pacific Life, during any calendar year, all such policies will be aggregated for purposes of determining the portion of the pre-death distributions allocable to income on the policies and the portion allocable to investment in the policies.

  If you assign or pledge (or agree to assign or pledge) any portion of the value of a modified endowment contract, such amount or portion generally will be treated as a pre-death distribution.

  The portion of pre-death distributions that are treated as taxable income will also be subject to an additional income tax of 10%, except where the distribution (1) occurs on or after the date on which the taxpayer attains age 59 1/2, (2) is attributable to the taxpayer becoming disabled, or (3) occurs as part of a series of substantially equal (annual or more frequent) periodic payments made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

  With respect to Policy loans, it is unclear whether interest paid (or accrued by an accrual basis taxpayer) constitutes interest for federal income tax purposes. Consult your tax advisor. Tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Policies That Are Not Modified Endowment Contracts. Policies entered into before June 21, 1988, may not be subject to treatment as modified endowment contracts even though they fail to meet the seven-pay premium test provided that such Policies do not experience a "material change." The definition of "material change" is complex, but, in general, if you do not pay any further premium or institute any changes to the death benefits, there will be no material change. In this connection, an additional premium payment necessary to keep your

Policy in force should not constitute a material change so long as the death benefit under the Policy does not increase. If a Policy that was not a modified endowment contract becomes one, under Treasury Department regulations which may be prescribed, pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test will be treated as pre-death distributions from a modified endowment contract (and, therefore, will be taxable as described above) even though, at the time of the distribution(s), the Policy was not yet a modified endowment contract. For this purpose, pursuant to the IRC, any distribution made within two years before the Policy is classified as a modified endowment contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

  Pre-death distributions from Policies that are not modified endowment contracts may also give rise to taxable income. Upon full surrender or maturity of your Policy for its Net Cash Surrender Value, the excess, if any, of the Net Cash Surrender Value plus any outstanding Policy Debt over the cost basis under your Policy will be treated as ordinary income for federal income tax purposes. Your Policy's cost basis will usually equal the premiums paid less any premiums previously recovered in partial withdrawals. Under IRC
Section 7702 , if a partial withdrawal is accompanied by a reduction in benefits under a life insurance contract, special rules apply to determine whether part or all of the cash received is paid out of the income of the contract and is taxable. Cash distributed to you on partial withdrawals occurring more than 15 years after the Policy Date will be taxable as ordinary income to you to the extent that it exceeds the cost basis under your Policy.

  We also believe that loans received under Policies that are not modified endowment contracts will be treated as Debt of the Owner, and that no part of any loan under the Policy will constitute income to you unless your Policy is surrendered or lapses. However, interest on Policy Debt paid (or accrued by an accrual basis taxpayer) may be deductible. Tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies. Also, new tax law has been proposed in 1998 which contains a provision that could adversely affect the owners of certain "corporate-owned life insurance policies". (As of the date of this Prospectus, this proposal has not been introduced as a bill and may or may not ever become law as currently drafted.) Present law provides that a portion of the interest deductions on indebtedness is reduced if the taxpayer is a direct or indirect beneficiary of certain life insurance, endowment, or annuity contracts (even interest on indebtedness that is completely unrelated to the contract). This rule does not apply under present law if the contract was issued on 20% owners, officers or employees. The proposal would repeal the exception other than for 20% owners for taxable years beginning after the date of enactment. The effect of the proposal would be to increase the after-tax cost of such policies in most cases. If you have questions regarding the proposal, please consult your tax advisor.

  Last Survivor Policies. While we believe that last survivor Policies meet the statutory definition of life insurance under IRC Section 7702 and hence will receive federal income tax treatment consistent with that of traditional fixed life insurance, the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues relating to last survivor life insurance policies. We reserve the right to make changes to the last survivor Policy if changes are deemed appropriate by us to attempt to assure qualification of the last survivor Policy as a life insurance contract. If a last survivor Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance, including the excludability of the death benefit from the gross income of the Beneficiary.

  Other. Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. These calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges. While we believe under IRS pronouncements currently in effect, that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current requirements, complete assurance cannot be given that the IRS would necessarily agree. It is possible that future regulations will contain standards that would require us to modify our mortality charges used for the purpose of the calculations in order to retain the qualification of the Policy as life insurance for federal income tax purposes, and we reserve the right to make any such modifications.

  Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each Owner or Beneficiary.

  For complete information on federal, state, local and other tax considerations, a qualified tax adviser should be consulted.

  Accelerated Living Benefits Rider. Amounts received under the Rider should be generally excluded from taxable income under Section 101(g) of the tax code. Benefits under the Rider will be taxed, however, if they are paid to someone other than an Insured, and an Insured is a director, officer or employee of the person receiving the benefit, or has a financial interest in a business of the person receiving the benefit.

  WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY.

Charge for Our Income Taxes

  For federal income tax purposes, variable life insurance generally is treated in a manner consistent with traditional fixed life insurance. We will review the question of a charge to the Separate Account or the Policy for our federal income taxes periodically . A charge may be made for any federal income taxes incurred by us that are attributable to the Separate Account or to our operations with respect to the Policy. Charges might become necessary if our tax treatment is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or if there is a change in our tax status.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Account for such taxes, if any, attributable to the Account.

Voting of Fund Shares

  In accordance with our view of present applicable law, we will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the Investment Company Act of 1940 or by the fund. We will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that it is permitted to vote the shares of the Fund in its own right, we may elect to do so.

  You are the person having the voting interest under a Policy. Unless otherwise required by applicable law, the number of votes as to which you will have the right to instruct will be determined by dividing your Accumulated Value in a Variable Account by the net asset value per share of the corresponding Portfolio of the Fund. Fractional votes will be counted. The number of votes as to which you will have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the Securities and Exchange Commission, we reserve the right to determine in a different fashion the voting rights attributable to the shares of the Fund based upon instructions received from Policy Owners. Voting instructions may be cast in person or by proxy.

  If there are shares of a Portfolio held by a Variable Account for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the voting instructions for all other shares of that Portfolio held by that Variable Account for which we have received timely voting instructions. If we hold shares of a Portfolio in our General Account, or hold unvoted shares in the Separate Account, and/or if any of our non-insurance subsidiaries holds shares of a Portfolio, such shares will be voted in the same proportion as other votes cast by all of our separate accounts in the aggregate.

Disregard of Voting Instructions

  We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio or to approve or disapprove an investment advisory contract. In addition, we may disregard voting instructions of changes initiated by Policy Owners in the investment policy or the investment adviser (or portfolio manager) of a Portfolio, provided that our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purpose, and considering the effect the change would have on us. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Owners.

Confirmation Statements and Other Reports to Owners

  We will send you confirmations for premium payments and transfers, loans, loan repayments, loan interest transfers, partial withdrawals, a surrender, and on payment of any death benefit proceeds. Confirmation of scheduled transactions under Dollar Cost Averaging, portfolio rebalancing, and monthly deductions will appear on your quarterly statement.

  A statement will be sent quarterly to you setting forth a summary of the transactions which occurred during the quarter, indicating the death benefit, Accumulated Value, Cash Surrender Value, and any Policy Debt. In addition, the statement will indicate the allocation of Accumulated Value among the Investment Options and any other information required by law.

  You will also be sent annual financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

Substitution of Investments

  We reserve the right, subject to compliance with the laws as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of our management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Policies, we may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future, under the Policies.

  Where required, we will not substitute any shares attributable to your interest in a Variable Account or the Separate Account without notice, your approval, or prior approval of the SEC and without following the filing or other procedures established by applicable state insurance regulators.

  We also reserve the right to establish additional Variable Accounts which may include additional subaccounts of the Separate Account to serve as investment options under the Policies which may be managed separate accounts or may invest in a new Portfolio of the Fund, or in shares of another investment company, a portfolio thereof, or suitable investment vehicle with a specified investment objective. New Variable Accounts may be established when, at our sole discretion, marketing needs or investment conditions warrant, and any new Variable Accounts will be made available to existing Policy Owners on a basis to be determined by us. We may also eliminate one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant. We may also terminate and liquidate any Variable Account.

  In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of ours or an affiliate of ours. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Replacement of Life Insurance or Annuities

  The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

  A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

  There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Changes to Comply with Law

  We reserve the right to make any changes without your consent to the provisions of the Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to, requirements for life insurance contracts and modified endowment contracts under the IRC, under regulations of the United States Treasury Department or any state.

                            PERFORMANCE INFORMATION

  Performance information for the Variable Accounts or the Fund may appear in advertisements, sales literature, or reports to Policy Owners or prospective purchasers. Performance information in advertisements or sales literature may be expressed in any fashion permitted under applicable law, which may include presentation of a change in a Policy Owner's Accumulated Value attributable to the performance of one or more Variable Accounts, or as a change in a Policy Owner's death benefit. Performance quotations may be expressed as a change in a Policy Owner's Accumulated Value over time or in terms of the average annual compounded rate of return on the Policy Owner's Accumulated Value, based upon a hypothetical Policy in which premiums have been allocated to a particular Variable Account over certain periods of time that will include one year or from the commencement of operation of the Variable Account. If a Portfolio has been in existence for a longer period of time than its corresponding Variable Account, we may also present hypothetical returns that the Variable Account would have achieved had it invested in its corresponding Portfolio for periods through the commencement of operation of the Portfolio. For the period that a particular Variable Account has been in existence, the performance will be actual performance and not hypothetical in nature. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The cost of insurance charge varies according to the Insured (or joint Insureds if a last survivor Policy), and therefore the cost of insurance charge reflected in performance for the hypothetical Policy is based on the hypothetical Insured (or joint Insureds) assumed. The quotation may also reflect the deduction of the surrender charge, if applicable, by assuming a surrender at the end of the particular period, although other quotations may simultaneously be given that do no assume a surrender and do not take into account deduction of the surrender charge or other charges.

  Performance information for a Variable Account may be compared, in advertisements, sales literature, and reports to Policy Owners to: (i) other variable life separate accounts, mutual funds, or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a Policy. Reports and promotional literature may also contain our rating or a rating of our claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

  Performance information for any Variable Account reflects only the performance of a hypothetical Policy whose Accumulated Value is allocated to the Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

                               THE FIXED ACCOUNT

  You may allocate all or a portion of your premium payments and transfer Accumulated Value to our Fixed Account. Amounts allocated to the Fixed Account become part of our General Account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Fixed Account, see the Policy itself.

General Description

  Amounts allocated to the Fixed Account become part of our General Account, which consists of all assets owned by us other than those in the Separate Account and other separate accounts of ours. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

  You may elect to allocate premium payments to the Fixed Account, the Variable Account, or both. You may also transfer Accumulated Value from the Variable Accounts to the Fixed Account, or from the Fixed Account to the Variable Accounts, subject to the limitations described below. We guarantee that the Accumulated Value in the Fixed Account will be credited with interest at a rate of 0.24663% per month, compounded monthly, for an effective annual rate of 3%. Such interest will be paid regardless of the actual investment experience for the Fixed Account. In addition, we may in our sole discretion pay current interest in excess of the 3% guarantee. The initial rate of interest, or 6% if less, will be guaranteed until the first Policy Anniversary. Current interest rates will be effected thereafter on each Policy Anniversary. Once declared for a Policy on a Policy's Anniversary, the current rates are guaranteed for one year until the next Policy Anniversary. The portion of your Accumulated Value in the Loan Account that is used to secure Policy Debt will be credited with interest at a rate of 0.36748% per month, compounded monthly, for an effective annual rate of 4.5%.

  We bear the full investment risk for the Accumulated Value allocated to the Fixed Account.

  The death benefit under the Policy will be determined in the same fashion for an Owner who has Accumulated Value in the Fixed Account as for an Owner who has Accumulated Value in the Variable Accounts.

  The Surrender Charge and the Policy charges, cost of insurance, administrative, tax, and mortality and expense risk, will be the same whether you transfer Accumulated Value to the Fixed Account or to the Variable Accounts. The administrative charges and mortality and expense risk charges will not be assessed against the Loan Account, and any amounts that we pay for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Fund will not be paid directly or indirectly by you to the extent the Accumulated Value is allocated to the Fixed Account; however, to such extent, you will not participate in the investment experience of the Variable Accounts.

Transfers, Surrenders, Withdrawals, and Policy Loans

  Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts, subject to the following limitations. No transfer may be made if the Policy is in the grace period and the required premium has not been paid. You may not make more than one transfer from the Fixed Account to the Variable Accounts in any twelve month period. Further, you may not transfer more than the greater of 25% of your Accumulated Value in the Fixed Account or $5,000 in any year. Currently there is no charge imposed upon transfers; however, we reserve the right to assess such a charge in the future and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer. Transfers from the Variable Accounts to the Fixed Account may only be made in the Policy Month preceding a Policy Anniversary, except that you may make such a transfer at any time during the first 18 Policy Months.

  You may also make full surrenders and partial withdrawals from the Fixed Account to the same extent as an Owner who has invested in the Variable Accounts. See "Surrender"and "Partial Withdrawals". In addition, to the same extent as Policy Owners with Accumulated Value in the Variable Accounts, you may obtain a Policy Loan and borrow up to 100% of your Accumulated Value in the Fixed Account (50% in the first Policy Year) less Policy Debt. See "Policy Loans". Transfers, surrenders, and withdrawals payable from the Fixed Account, and the payment of Policy loans allocated to the Fixed Account may be delayed for up to six months.

                             MORE ABOUT THE POLICY

Ownership

  The Policy Owner is the individual named as such in the application or in any later change shown in our records. While the Insured is living, the Policy Owner alone has the right to receive all benefits and exercise all rights that the Policy grants or we allow.

  Joint Owners. If more than one person is named as Policy Owner, they are joint Owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint Owner dies, ownership passes to the surviving joint Owner(s). When the last joint Owner dies, ownership passes through that person's estate, unless otherwise provided.

Beneficiary

  The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of the Insured (or either Insured, if this is a last survivor Policy) by written request on forms provided by us, which must be received by us at our Home Office. The change will be effective as of the date this form is signed. Contingent and/or concurrent Beneficiaries may be designated. You may designate a permanent Beneficiary, whose rights under the Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Insured (or Survivor, if this is a last survivor Policy), you are the Beneficiary, if living; otherwise your estate is the Beneficiary.

  We will pay the death benefit proceeds to the Beneficiary. Unless otherwise provided, in order to receive proceeds at the Insured's (or Survivor's, if this is a last survivor Policy) death, the Beneficiary must be living at the time of the Insured's (or Survivor's) death.

The Contract

  The Policy is a contract between you and us. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, any endorsements, any Riders and Benefits and all additional Policy information sections (specification pages) added to the Policy.

Payments

  We ordinarily will pay death benefit proceeds, Net Cash Surrender Value on surrender, partial withdrawals, and loan proceeds based on allocations made to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days after we receive all the information needed to process a payment or transfer or, if sooner, other period required by law.

  However, we can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Variable Accounts if:

  . The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

  . An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of a Variable Account's net assets; or

  .  The SEC by order permits postponement for the protection of Policy
     Owners.

Assignment

  You may assign a Policy as collateral security for a loan or other obligation. No assignment will bind us unless the original, or a copy, is received and recorded by our Home Office. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Owner or Beneficiary will be subject to the assignment. The entire Policy, including any attached payment option or Rider, Benefit, and Endorsement, will be subject to the assignment. We will rely solely on the assignee's statement as to the amount of the assignee's interest. We will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Owner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a modified endowment contract may generate taxable income. See "Federal Income Tax Considerations".

Errors on the Application

  If the Age of an Insured has been misstated, the death benefit under this Policy will be the greater of that which would be purchased by the original initial premium, using the Guideline Single Premium at issue for the correct Age and the original elected percent of the Guideline Single Premium, or the death benefit derived by multiplying Accumulated Value by the specified percentage for the correct Age.

Incontestability

  We may contest the validity of this Policy if any material misstatements are made in the application. However, your Policy will be incontestable after the expiration of the following: the initial Face Amount cannot be contested with respect to an Insured after the Policy has been in force during that Insured's lifetime for two years from the Policy Date; and reinstatement cannot be contested after it has been in force during an Insured's lifetime for two years from the date of reinstatement.

Payment in Case of Suicide

  If the Insured (or either Insured, if this is a last survivor Policy) dies by suicide, while sane or insane, within two years from the Policy Date, we will limit the death benefit proceeds to the premium payments less any Policy Debt and less the amount of any partial withdrawals.

Dividends

  The current dividend scale is zero and we do not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

Policy Illustrations

  Upon request, we will send you an illustration of estimated future benefits under your Policy based on both guaranteed and current cost factor assumptions. However, we reserve the right to charge a $25 fee for requests for illustrations in excess of one per Policy Year.

Payment Plan

  Surrender or withdrawal benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured, and death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the Beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but current rates that are lower (i.e., providing greater income) may be established by us from time to time. This benefit is not available if the income would be less than $100 a month. Surrender, withdrawal, or death benefit proceeds may be used to purchase any other Payment Plan that we make available at that time.

Optional Insurance Benefits and Other Policies

  Subject to certain requirements, you may elect to add an Accelerated Living Benefit Rider at any time while this Policy is in force. This Rider provides Policy Owner access to a portion of the Policy's proceeds if the Insured (or the Survivor Insured in the case of a last survivor Policy) has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or such other period that may be required by state insurance authorities). We offer other variable life insurance policies that provide insurance protection on the lives of two insureds or on the life of a single insured, whose loads and charges may vary. A registered representative authorized to sell the Policy can describe other policies further.

Life Insurance Retirement Plans

  Any Policy Owners or applicants who wish to consider using the Policy as a funding vehicle for (non-qualified) retirement purposes may obtain additional information from us. An Owner could pay premiums under a Policy for a number of years, and upon retirement could utilize a Policy's loan and partial withdrawal features to access Accumulated Value as a source of retirement income for a period of time. This use of a Policy does not alter an Owner's rights or our obligations under a Policy; the Policy would remain a life insurance contract that, so long as it remains in force, provides for a death benefit payable when the Survivor dies.

  Ledger illustrations are available upon request that portray how the Policy can be used as a funding mechanism for (non-qualified) retirement plans, referred to herein as "life insurance retirement plans," for individuals. Ledger illustrations provided upon request show the effect on Accumulated Value, Net Cash Surrender Value, and the net death benefit of premiums paid under a Policy and Partial Withdrawals and loans taken for retirement income; or reflecting allocation of premiums to specified Variable Accounts. This information will be portrayed at hypothetical rates of return that are requested. Charts and graphs presenting the results of the ledger comparisons or a comparison of retirement strategies will also be furnished upon request. Any graphic presentations and retirement strategy charts must be accompanied by a corresponding ledger illustration; ledger illustrations must always include or be accompanied by comparable information that is based on guaranteed cost of insurance rates and that presents a hypothetical gross rate of return of 0%. Retirement illustrations will not be furnished with a hypothetical gross rate of return in excess of 12%.

  The hypothetical rates of return in ledger illustrations are illustrative only and should not be interpreted as a representation of past or future investment results. Policy values and benefits shown in the ledger illustrations would be different if the gross annual investment rates of return were different from the hypothetical rates portrayed, if premiums were not paid when due, and loan interest was paid when due. Withdrawals or loans may have an adverse effect on Policy benefits.

Risks of Life Insurance Retirement Plans

  Using the Policy as a funding vehicle for retirement income purposes presents several risks, including the risk that if the Policy is insufficiently funded in relation to the income stream from the Policy, the Policy can lapse prematurely and result in significant income tax liability to the Owner in the year in which the lapse occurs. Other risks associated with borrowing from the Policy also apply. Loans will be automatically repaid from the gross death benefit at the death of the Survivor, resulting in the estimated payment to the Beneficiary of the net death benefit, which will be less than the gross death benefit and may be less than the Face Amount. Upon surrender, the loan will be automatically repaid, resulting in the payment to you of the Net Cash Surrender Value. Similarly, upon lapse, the loan will be automatically repaid. The automatic repayment of the loan upon lapse or surrender will cause the recognition of taxable income to the extent that Net Cash Surrender Value plus the amount of the repaid loan exceeds your basis in the Policy. Thus, under certain circumstances, surrender or lapse of the Policy could result in tax liability to you. In addition, to reinstate a lapsed Policy, you would be required to make certain payments as described under "Reinstatement". Thus, you should be careful to fashion a life insurance plan so that the Policy will not lapse prematurely under various market scenarios as a result of withdrawals and loans taken from your Policy.

  The Policy will lapse if your Net Cash Surrender Value less Policy Debt is insufficient to cover the current monthly deduction on any Monthly Payment Date, and a grace period expires without your making a sufficient payment. To avoid lapse of your Policy, it is important to fashion a payment stream that does not leave your Policy with insufficient Accumulated Value. Determinations as to the amount to withdraw or borrow each year warrant careful consideration. Careful consideration should also be given to any assumptions respecting the hypothetical rate of return, to the duration of withdrawals and loans, and to the amount of Accumulated Value that should remain in your Policy upon its maturity. Poor investment performance can contribute to the risk that your Policy may lapse. In addition, the cost of insurance generally increases with the Age of the Insured, which can further erode existing Accumulated Value and contribute to the risk of lapse.

  Further, interest on a Policy loan is due to us for any Policy Year on the Policy Anniversary. If this interest is not paid when due, it is added to the amount of the outstanding Policy Debt, and interest will begin accruing thereon from that date. This can have a compounding effect, and to the extent that the outstanding loan balance exceeds your basis in the Policy, the amounts attributable to interest due on the loans can add to your federal (and possibly state) income tax liability.

  You should consult with your attorney and financial advisers in designing a life insurance retirement plan that is suitable. Further, you should continue to monitor the Accumulated Value net of loans remaining in a Policy to assure that the Policy is sufficiently funded to continue to support the desired income stream and so that it will not lapse. In this regard, you should consult your periodic statements to determine the amount of their remaining Accumulated Value minus the outstanding loan balance. Illustrations showing the effect of charges under the Policy upon existing Accumulated Value or the effect of future withdrawals or loans upon the Policy's Accumulated Value and death benefit are available from your agent. Consideration should be given periodically to whether the Policy is sufficiently funded so that it will not lapse prematurely.

  Because of the potential risks associated with borrowing from a Policy, use of the Policy in connection with a life insurance retirement plan may not be suitable for all Policy Owners. These risks should be carefully considered before borrowing from the Policy to provide an income stream.

Distribution of the Policy

  PMD is principal underwriter (distributor) of the Policies. PMD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). We pay PMD for acting as principal underwriter under a Distribution Agreement. PMD is a wholly-owned subsidiary of ours. PMD's principal business address is 700 Newport Center Drive, Newport Beach, California 92660.

  We and PMD have sales agreements with various broker-dealers under which the Policy will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable life insurance. The broker-dealers are required to be registered with the SEC. We pay compensation directly to broker-dealers for promotion and sales of the Policy. The compensation payable to a broker-dealer by Pacific Life and PMD for sales of the product may vary with the Sales Agreement, but is not expected to exceed 6.75% of the initial premium payment. Broker-dealers may also receive an annual renewal compensation of approximately 0.25% of Accumulated Value less Policy Debt. In addition, we may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with whom they are affiliated for selling our Policies. Compensation arrangements vary among broker-dealers. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise and may elect to receive compensation on a deferred basis. We make no separate deductions, other than as previously described, from premiums to pay sales commissions or sales expenses.

                            MORE ABOUT PACIFIC LIFE

Management

  Our directors and officers are listed below together with information as to their principal occupations during the past five years and certain other current affiliations. Unless otherwise indicated, the business address of each director and officer is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.


       Name and Position        Principal Occupation During the Last Five Years
       -----------------        -----------------------------------------------
Thomas C. Sutton          Director, Chairman of the Board and Chief Executive Officer
Director, Chairman of      of Pacific Life; Director, Chairman of the Board and Chief
the Board and              Executive Officer of Pacific LifeCorp, August 1997 to
Chief Executive Officer    present; Director, Chairman of the Board and Chief
                           Executive Officer of Pacific Mutual Holding Company, August
                           1997 to present; Member, Management Board of PIMCO Advisors
                           L.P., December 1997 to present; Former Equity Board Member of PIMCO Advisors L.P.; Former Director of Pacific
                           Corinthian Life Insurance Company; Director of: Newhall
                           Land & Farming; The Irvine Company; Edison International;
                           PM Group Life Insurance Company; and similar positions with other affiliated companies of Pacific Life.
Glenn S. Schafer          Director (since November 1994) and President (since January
Director and President     1995) of Pacific Life; Executive Vice President and Chief
                           Financial Officer of Pacific Life, April 1991 to January
                           1995; Director and President of Pacific LifeCorp, August
                           1997 to present; Director and President of Pacific Mutual
                           Holding Company, August 1997 to present; Member, Management
                           Board of PIMCO Advisors L.P., December 1997 to present;
                           Former Equity Board Member of PIMCO Advisors L.P.; Former
                           Director of Pacific Corinthian Life Insurance Company;
                           Director of PM Group Life Insurance Company; and similar
                           positions with other affiliated companies of Pacific Life.
Khanh T. Tran             Director (since August 1997), Senior Vice President and
Director, Senior Vice      Chief Financial Officer of Pacific Life, June 1996 to
President and Chief        present; Vice President and Treasurer of Pacific Life,
Financial Officer          November 1991 to June 1996; Senior Vice President and Chief
                           Financial Officer of Pacific LifeCorp, August 1997 to
                           present; Senior Vice President and Chief Financial Officer of Pacific Mutual Holding Company, August 1997 to present;
                           Chief Financial Officer and Treasurer to other affiliated
                           companies of Pacific Life.
David R. Carmichael       Director (since August 1997), Senior Vice President and
Director, Senior Vice      General Counsel of Pacific Life; Senior Vice President and
President and General      General Counsel of Pacific LifeCorp, August 1997 to
Counsel                    present; Senior Vice President and General Counsel of
                           Pacific Mutual Holding Company, August 1997 to present;
                           Director of: PM Group Life Insurance Company; Association
                           of California Life and Health Insurance Companies and
                           Association of Life Insurance Counsel.
Audrey L. Milfs           Director (since August 1997), Vice President and Corporate
Director, Vice President   Secretary of Pacific Life; Vice President and Secretary of
and Corporate Secretary    Pacific LifeCorp, August 1997 to present; Vice President
                           and Secretary of Pacific Mutual Holding Company, August
                           1997 to present; similar positions with other affiliated
                           companies of Pacific Life.

       Name and Position        Principal Occupation During the Last Five Years
       -----------------        -----------------------------------------------
Richard M. Ferry          Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Director and Chairman of
                           Korn/Ferry International; Director of: Avery Dennison
                           Corporation; Broco, Inc.; ConAm Management; Mullin
                           Consulting, Inc.; Northwestern Restaurants, Inc.; Dole Food
                           Co.; Mrs. Fields' Original Cookies Inc.; Rainier Bells,
                           Inc; Mellon West Coast Advisory Board and Former Director
                           of First Business Bank Address: 1800 Century Park East,
                           Suite 900, Los Angeles, California 90067.
Donald E. Guinn           Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Chairman Emeritus and
                           Former Director of Pacific Telesis Group; Director of: The
                           Dial Corp.; BankAmerica Corporation; Former Director of
                           Bank of America NT&SA. Address: Pacific Telesis Center, 130
                           Kearny Street, Room 3704, San Francisco, California 94108-
                           4818.
Ignacio E. Lozano, Jr.    Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Director, Chairman and
                           Former Editor-In-Chief of La Opinion; Former Director of:
                           BankAmerica Corporation; Bank of America NT&SA; and Pacific
                           Enterprises; Director of: The Walt Disney Company; Southern
                           California Gas Company; Lozano Communications, Inc.; Sempra
                           Energy and San Diego Gas and Electric Company Address:
                           411 West Fifth Street, 12th Floor, Los Angeles, California
                           90013.
Charles D. Miller         Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Director, Chairman and
                           Former Chief Executive Officer of Avery Dennison
                           Corporation; Former Director of Great Western Financial
                           Corporation; Advisory Board Member of: Korn/Ferry
                           International; Mellon Bank; Director of: Nationwide Health
                           Properties, Inc.; Edison International. Address: 150 North
                           Orange Grove Boulevard, Pasadena, California 91103.
Donn B. Miller            Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Director, President and
                           Chief Executive Officer of Pearson-Sibert Oil Co. of Texas;
                           Director of: The Irvine Company; Automobile Club of
                           Southern California; Former Director of St. John's Hospital
                           & Health Care Foundation. Address: 136 El Camino, Suite
                           216, Beverly Hills, California 90212.
Richard M. Rosenberg      Director of Pacific Life (since October 1997 and previously
Director                   from November 1995 to August 1997); Director of Pacific
                           LifeCorp, August 1997 to present; Director of Pacific
                           Mutual Holding Company, October 1997 to present; Chairman
                           and Chief Executive Officer (Retired) of BankAmerica
                           Corporation; Director of: BankAmerica Corporation; Airborne
                           Express Corporation; Northrop Grumman Corporation; Potlatch
                           Corporation; SBC Communications; Chronicle Publishing;
                           Pollo Rey/Unamas; Age Wave; Former Director of K-2
                           Incorporated. Address: 555 California Street, 11th Floor,
                           Unit 3001B, San Francisco, California 94104.
James R. Ukropina         Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Partner with the law firm of O'Melveny & Meyers LLP; Director of Lockheed Martin
                           Corporation; Trustee of Stanford University. Address: 400
                           South Hope Street, 16th Floor, Los Angeles, California
                           90071-2899.
Raymond L. Watson         Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Vice Chairman and Director of The Irvine Company; Director of: The Walt Disney
                           Company; The Mitchell Energy and Development Company; The
                           Irvine Apartment Communities; and Former Director of The
                           Tejon Ranch. Address: 550 Newport Center Drive, 3rd Floor,
                           Newport Beach, California 92660.
Lynn C. Miller            Executive Vice President, Individual Insurance, of Pacific
Executive Vice President   Life, January 1995 to present; Senior Vice President,
                           Individual Insurance, of Pacific Life, 1989 to 1995.
Edward Byrd               Vice President and Controller of Pacific Life; Vice
Vice President and         President and Controller of Pacific LifeCorp, August 1997
Controller                 to present; Vice President and Controller of Pacific Mutual
                           Holding Company, August 1997 to present; and similar
                           positions with other affiliated companies of Pacific Life.

  No officer or director listed above receives any compensation from the Separate Account. No separately allocable compensation has been paid by us or any of our affiliates to any person listed for services rendered to the Separate Account.

State Regulation

  We are subject to the laws of the state of California governing insurance companies and to regulation by the Commissioner of Insurance of California. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Telephone Transfer and Loan Privileges

  You may request a transfer of Accumulated Value or a Policy Loan by telephone if a properly completed Authorization for Telephone Requests ("Telephone Authorization") has been filed at our Home Office. All or part of any telephone conversation with respect to transfer or loan instructions may be recorded by us. Telephone instructions received by us by 1:00 P.M. Pacific time on any Valuation Date will be effected as of the end of that Valuation Date in accordance with your instructions (presuming that the Free-Look Period has expired). We reserve the right to deny any telephone transfer or loan request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers and loans by telephone and would have to submit written requests.

  We have established procedures to confirm that instructions communicated by telephone are genuine. Under the procedures, any person requesting a transfer by telephone must provide certain personal identification as requested by us, and we will send a written confirmation of all transfers requested by telephone within 7 days of the transfer. Upon your submission of a Telephone Authorization, you authorize us to accept and act upon telephonic instructions for transfers or loans involving your Policy, and agree that neither we, any of our affiliates, Pacific Select Fund, nor any of our or their directors, trustees, officers, employees or agents, will be liable for any loss, damages, cost, or expense (including attorneys fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by us to be genuine, provided that we have complied with our procedures. As a result of this policy on telephonic requests, you will bear the risk of loss arising from the telephone transfer and loan privileges.

Legal Proceedings

  There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

Legal Matters

  Legal matters in connection with the issue and sale of the Policies described in this Prospectus and our organization, our authority to issue the Policies under California law, and the validity of the forms of the Policies under California law have been passed on by our General Counsel.

  Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert Price & Rhoads.

Registration Statement

  A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

Preparation for the Year 2000

  We rely significantly on computer systems and applications in our daily operations. In 1995, we began the process of identifying, evaluating and implementing changes to computer programs necessary to address the year 2000 issue. This issue involves the ability of computer systems to properly recognize the year 2000. The inability to do so could result in major failures or miscalculations.

  We have a coordinated plan to remediate, or replace if necessary, any non-compliant systems and to obtain assurances of the ability to be year 2000 compliant by our service providers, vendors and those with significant relationships with us. Our plan is directed and overseen by an experienced Vice President dedicated to year 2000 compliance. We completed the identification of all critical systems and are in the process of remediating systems. In addition, we have retained two internationally recognized consultants to assist in reviewing and remediating our systems and interfaces with third parties. Our plan calls for all remediation to be completed by the fourth quarter of 1998 and testing to commence as remediation is completed and throughout 1999. Some testing has already begun.

  Remediation expenses to make our systems year 2000 compliant are currently estimated to range from $15 to $20 million, which excludes the cost of our personnel who support year 2000 compliance efforts. We do not anticipate any other material future costs associated with the year 2000 compliance project, although there can be no assurance. We currently expect to be year 2000 compliant; however, there can be no assurances that we will succeed. In the event we or our significant service providers, vendors, financial institutions or others with which we conduct business, fail to be year 2000 compliant, there would be a materially adverse effect on us.

Independent Auditors

  The audited consolidated financial statements for Pacific Life as of December 31, 1998 and 1997 and for the three years ended December 31, 1998 and the audited financial statements for Pacific Select Exec Separate Account as of December 31, 1998 and for the two years ended December 31, 1998 included in
this prospectus have been audited by [       ], independent auditors, as
indicated in their reports appearing herein, and have been so included in reliance upon their authority as experts in accounting and auditing.

Financial Statements

  The audited financial statements of Pacific Select Exec Separate Account as of December 31, 1998 and for the two years then ended are set forth herein, starting on page [ ]. The audited consolidated financial statements of Pacific Life as of December 31, 1998 and 1997 and for the three years ended December 31, 1998 are set forth herein starting on page [ ].

  The financial statements of Pacific Life should be distinguished from the financial statements of the Pacific Select Exec Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Policies.

                     [1998 Financials to be inserted]

                                    APPENDIX

                           DEATH BENEFIT PERCENTAGES

 Age    Percentage   Age   Percentage   Age   Percentage    Age    Percentage
 ----   ----------   ---   ----------   ---   ----------    ---    ----------
 0-40      250%      50       185%      60       130%       70        115%
  41       243       51       178       61       128        71        113
  42       236       52       171       62       126        72        111
  43       229       53       164       63       124        73        109
  44       222       54       157       64       122        74        107
  45       215       55       150       65       120       75-90      105
  46       209       56       146       66       119        91        104
  47       203       57       142       67       118        92        103
  48       197       58       138       68       117        93        102
  49       191       59       134       69       116        94+       101

                                 ILLUSTRATIONS

  The following tables illustrate how the death benefits, Accumulated Values and Net Cash Surrender Values of a hypothetical policy may vary over an extended period of time assuming a single premium that is 100% of the Guideline Single Premium and hypothetical rates of return equivalent to constant gross annual rates of 0%, 6% and 12%.

  The policies illustrated include the following:

    1. Age 60, Male Nonsmoker, $40,000 initial premium, Current Cost of Insurance Rates.

    2. Age 60, Male Nonsmoker, $40,000 initial premium, Guaranteed Cost of Insurance Rates.

    3. Age 60, Female Nonsmoker, $40,000 initial premium, Current Cost of Insurance Rates.

    4. Age 60, Female Nonsmoker, $40,000 initial premium, Guaranteed Cost of Insurance Rates.

    5. Age 60, Male/Female Nonsmoker, $40,000 initial premium, Current Cost of Insurance Rates.

    6. Age 60, Male/Female Nonsmoker, $40,000 initial premium, Guaranteed Cost of Insurance Rates.

  The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years.

  The second column of each table, labeled "Premium Paid Plus Interest at 5%," shows the amount which would accumulate if an amount equal to the initial premium (after taxes) were invested to earn interest at 5% compounded annually. The premium payment is illustrated as if made at the beginning of the year. These illustrations assume that no Policy loans have been made.

  The amounts shown for the death benefits, Accumulated Values and Net Cash Surrender Values, reflect the fact that the net investment return on the Variable Accounts is lower than the gross investment return on the assets as a result of charges levied against the Variable Accounts. These values also take into account any administration charges, and Net Cash Surrender Value takes into account any Surrender Charge. The Fund's daily investment advisory fee is
assumed to be equivalent to an annual weighted rate of [    ]% of the
aggregate average daily net assets of the Fund. This hypothetical rate is representative of the weighted average investment advisory fee applicable to the Portfolios of the Fund available as options under the Policy. The amounts shown would differ if unisex rates were used. On those illustrations assuming current rates, the amount would also differ if either Insured were a smoker and smoker rates were used.

  The tables also reflect other expenses of the Fund at the weighted rate of
[    ]% of the average daily net assets of a Portfolio, which amounts to
[    ]% of the average daily net assets of a Portfolio including the investment advisory fees, operating expenses, and exclusive of any foreign taxes. Foreign taxes for the year ended December 31, 1998 were the following
percentages of the average daily net assets of the Portfolios:       for the
Growth Portfolio;       for the Aggressive Equity Portfolio;       for the
Growth LT Portfolio;             for the Equity Income Portfolio;       for
the Multi-Strategy Portfolio;    for the Equity Portfolio;       for the
Equity Index Portfolio;       for the International Portfolio; and       for
the Emerging Markets Portfolio.

  For more information on annual expenses of the fund, please refer to the chart in "An Overview of Pacific Select Estate Maximizer" and in the Fund's Prospectus.

  After deduction of the charges and Fund expenses described above, the illustrated gross annual investment rates of return of 0%, 6%, and 12%
correspond to approximate net annual rates of return of [      ], [      ],
and [      ]. The hypothetical values shown in the tables do not reflect any charges against the Variable Accounts for income taxes that may be attributable to the Variable Accounts in the future, since we are not currently making these charges.

  We will furnish upon request a comparable illustration reflecting the proposed Insured's Age, Face Amount, death benefit and premium amounts requested. In addition, upon request, illustrations will be furnished reflecting allocation of premiums to specified Variable Accounts. Such illustrations will reflect the expenses of the Portfolio of the Fund in which the Variable Account invests. Illustrations that use a hypothetical gross rate of return in excess of 12% are available to certain large institutional investors upon request.

                      [Illustrations to be updated]

                MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

   Illustration of Death Benefits, Accumulated Values and Net Cash Surrender
                                    Values
                   Based on Current Cost of Insurance Rates

                              SINGLE LIFE OPTION
ISSUE AGE: 60                                              FACE AMOUNT: $80,044
CLASS: MALE NONSMOKER                                  INITIAL PREMIUM: $40,000
                                               GUIDELINE SINGLE PREMIUM %: 100%

                     Premium         End of Year DEATH BENEFIT Assuming
          End of    Paid Plus  Hypothetical Gross Annual Investment Return of
          Policy   Interest at -----------------------------------------------
           Year        5%            0%             6%              12%
          ------   ----------- ------------------------------ ----------------
           1        $ 42,000      $80,042        $ 80,042        $ 80,042
           2        $ 44,100      $80,042        $ 80,042        $ 80,042
           3        $ 46,305      $80,042        $ 80,042        $ 80,042
           4        $ 48,620      $80,042        $ 80,042        $ 80,042
           5        $ 51,051      $80,042        $ 80,042        $ 80,042
           6        $ 53,604      $80,042        $ 80,042        $ 80,042
           7        $ 56,284      $80,042        $ 80,042        $ 86,443
           8        $ 59,098      $80,042        $ 80,042        $ 93,367
           9        $ 62,053      $80,042        $ 80,042        $100,838
           10       $ 65,156      $80,042        $ 80,042        $108,899
           15       $ 83,157      $80,042        $ 80,042        $160,317
           20       $106,132      $80,042        $ 83,105        $251,083
           25       $135,454      $80,042        $100,716        $400,728
           30       $172,877      $80,042        $122,059        $639,560
           35       $220,640      $80,042        $142,325        $982,101

          End of Year ACCUMULATED VALUE    End of Year NET CASH SURRENDER VALUE
        Assuming Hypothetical Gross Annual  Assuming Hypothetical Gross Annual
End of         Investment Return of                Investment Return of
Policy  ------------------------------------------------------------------------
 Year       0%         6%          12%         0%           6%          12%
------  ---------------------- ----------------------- ------------ ------------
   1     $38,902    $ 41,236    $ 43,570     $35,012     $ 37,236     $ 39,570
   2     $37,795    $ 42,469    $ 47,415     $34,015     $ 38,469     $ 43,415
   3     $36,718    $ 43,739    $ 51,603     $33,413     $ 40,139     $ 48,003
   4     $35,671    $ 45,049    $ 56,208     $32,817     $ 41,849     $ 53,008
   5     $34,652    $ 46,400    $ 61,225     $32,227     $ 43,600     $ 58,425
   6     $33,662    $ 47,792    $ 66,689     $31,642     $ 45,392     $ 64,289
   7     $32,699    $ 49,227    $ 72,641     $31,064     $ 47,227     $ 70,641
   8     $31,762    $ 50,707    $ 79,124     $30,491     $ 49,107     $ 77,524
   9     $30,851    $ 52,274    $ 86,186     $29,925     $ 51,074     $ 84,986
  10     $29,965    $ 53,889    $ 93,878     $29,965     $ 53,889     $ 93,878
  15     $26,947    $ 65,308    $149,829     $26,947     $ 65,308     $149,829
  20     $24,215    $ 79,148    $239,127     $24,215     $ 79,148     $239,127
  25     $21,741    $ 95,920    $381,645     $21,741     $ 95,920     $381,645
  30     $19,500    $116,247    $609,105     $19,500     $116,247     $609,105
  35     $17,470    $140,916    $972,377     $17,470     $140,916     $972,377

-------
This illustration assumes no policy loans or partial withdrawals have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR AT DIFFERENT TIMES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

   Illustration of Death Benefits, Accumulated Values and Net Cash Surrender
                                    Values
                  Based on Guaranteed Cost of Insurance Rates

                              SINGLE LIFE OPTION
ISSUE AGE: 60                                              FACE AMOUNT: $80,042
CLASS: MALE NONSMOKER                                  INITIAL PREMIUM: $40,000
                                               GUIDELINE SINGLE PREMIUM %: 100%

                     Premium          End of Year DEATH BENEFIT Assuming
          End of    Paid Plus   Hypothetical Gross Annual Investment Return of
          Policy   Interest at  ----------------------------------------------
           Year        5%            0%              6%              12%
          ------   ----------- --------------- --------------- ----------------
           1        $ 42,000       $80,042         $80,042         $ 80,042
           2        $ 44,100       $80,042         $80,042         $ 80,042
           3        $ 46,305       $80,042         $80,042         $ 80,042
           4        $ 48,620       $80,042         $80,042         $ 80,042
           5        $ 51,051       $80,042         $80,042         $ 80,042
           6        $ 53,604       $80,042         $80,042         $ 80,042
           7        $ 56,284       $80,042         $80,042         $ 82,574
           8        $ 59,098       $80,042         $80,042         $ 89,124
           9        $ 62,053       $80,042         $80,042         $ 96,170
           10       $ 65,156       $80,042         $80,042         $103,749
           15       $ 83,157          *            $80,042         $150,941
           20       $106,132          *            $80,042         $235,245
           25       $135,454          *            $80,042         $369,443
           30       $172,877          *               *            $570,211
           35       $220,640          *               *            $854,424

           End of Year ACCUMULATED VALUE     End of Year NET CASH SURRENDER VALUE
         Assuming Hypothetical Gross Annual   Assuming Hypothetical Gross Annual
End of          Investment Return of                 Investment Return of
Policy  ------------------------------------ ------------------------------------
 Year       0%          6%          12%          0%          6%          12%
------  ----------- ----------- ------------ ----------- ----------- ------------
   1      $38,418     $40,760     $ 43,103     $34,576     $36,760     $ 39,103
   2      $36,738     $41,456     $ 46,455     $33,064     $37,456     $ 42,455
   3      $34,987     $42,120     $ 50,132     $31,838     $38,520     $ 46,532
   4      $33,149     $42,744     $ 54,225     $30,497     $39,544     $ 51,025
   5      $31,206     $43,321     $ 58,752     $29,021     $40,521     $ 55,952
   6      $29,140     $43,843     $ 63,781     $27,391     $41,443     $ 61,381
   7      $26,932     $44,304     $ 69,390     $25,585     $42,304     $ 67,390
   8      $24,561     $44,695     $ 75,529     $23,578     $43,095     $ 73,929
   9      $22,000     $45,006     $ 82,196     $21,340     $43,806     $ 80,996
  10      $19,213     $45,223     $ 89,439     $19,213     $45,223     $ 89,439
  15         *        $45,633     $141,066        *        $45,633     $141,066
  20         *        $38,851     $224,043        *        $38,851     $224,043
  25         *        $ 9,318     $351,851        *        $ 9,318     $351,851
  30         *           *        $543,058        *           *        $543,058
  35         *           *        $845,964        *           *        $845,964

-------
This illustration assumes no policy loans or partial withdrawals have been made.

*Additional payment will be required to prevent policy termination.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR AT DIFFERENT TIMES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

   Illustration of Death Benefits, Accumulated Values and Net Cash Surrender
                                    Values
                   Based on Current Cost of Insurance Rates

                              SINGLE LIFE OPTION
ISSUE AGE: 60                                              FACE AMOUNT: $94,464
CLASS: FEMALE NONSMOKER                                INITIAL PREMIUM: $40,000
                                               GUIDELINE SINGLE PREMIUM %: 100%

                     Premium         End of Year DEATH BENEFIT Assuming
          End of    Paid Plus  Hypothetical Gross Annual Investment Return of
          Policy   Interest at ----------------------------------------------
           Year        5%            0%             6%              12%
          ------   ----------- ------------------------------ ----------------
           1        $ 42,000      $94,464        $ 94,464        $ 94,464
           2        $ 44,100      $94,464        $ 94,464        $ 94,464
           3        $ 46,305      $94,464        $ 94,464        $ 94,464
           4        $ 48,620      $94,464        $ 94,464        $ 94,464
           5        $ 51,051      $94,464        $ 94,464        $ 94,464
           6        $ 53,604      $94,464        $ 94,464        $ 94,464
           7        $ 56,284      $94,464        $ 94,464        $ 94,464
           8        $ 59,098      $94,464        $ 94,464        $ 94,464
           9        $ 62,053      $94,464        $ 94,464        $101,057
           10       $ 65,156      $94,464        $ 94,464        $109,313
           15       $ 83,157      $94,464        $ 94,464        $161,040
           20       $106,132      $94,464        $ 94,464        $252,881
           25       $135,454      $94,464        $100,716        $403,598
           30       $172,877      $94,464        $122,059        $644,140
           35       $220,640      $94,464        $142,347        $989,287

          End of Year ACCUMULATED VALUE    End of Year NET CASH SURRENDER VALUE
        Assuming Hypothetical Gross Annual  Assuming Hypothetical Gross Annual
End of         Investment Return of                Investment Return of
Policy  ------------------------------------------------------------------------
 Year       0%         6%          12%         0%           6%          12%
------  ---------------------- ----------------------- ------------ ------------
   1     $38,902    $ 41,236    $ 43,570     $35,012     $ 37,236     $ 39,570
   2     $37,795    $ 42,469    $ 47,415     $34,015     $ 38,469     $ 43,415
   3     $36,718    $ 43,739    $ 51,603     $33,413     $ 40,139     $ 48,003
   4     $35,671    $ 45,049    $ 56,208     $32,817     $ 41,849     $ 53,008
   5     $34,652    $ 46,400    $ 61,225     $32,227     $ 43,600     $ 58,425
   6     $33,662    $ 47,792    $ 66,689     $31,642     $ 45,392     $ 64,289
   7     $32,699    $ 49,227    $ 72,641     $31,064     $ 47,227     $ 70,641
   8     $31,762    $ 50,707    $ 79,167     $30,491     $ 49,107     $ 77,567
   9     $30,851    $ 52,274    $ 86,373     $29,925     $ 51,074     $ 85,173
  10     $29,965    $ 53,889    $ 94,236     $29,965     $ 53,889     $ 94,236
  15     $26,947    $ 65,308    $150,504     $26,947     $ 65,308     $150,504
  20     $24,215    $ 79,148    $240,839     $24,215     $ 79,148     $240,839
  25     $21,741    $ 95,920    $384,379     $21,741     $ 95,920     $384,379
  30     $19,500    $116,247    $613,467     $19,500     $116,247     $613,467
  35     $17,470    $140,938    $979,492     $17,470     $140,938     $979,492

-------
This illustration assumes no policy loans or partial withdrawals have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR AT DIFFERENT TIMES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

   Illustration of Death Benefits, Accumulated Values and Net Cash Surrender
                                    Values
                  Based on Guaranteed Cost of Insurance Rates

                              SINGLE LIFE OPTION
ISSUE AGE: 60                                              FACE AMOUNT: $94,464
CLASS: FEMALE NONSMOKER                                INITIAL PREMIUM: $40,000
                                               GUIDELINE SINGLE PREMIUM %: 100%

                     Premium          End of Year DEATH BENEFIT Assuming
          End of    Paid Plus   Hypothetical Gross Annual Investment Return of
          Policy   Interest at  ----------------------------------------------
           Year        5%            0%              6%              12%
          ------   ----------- --------------- --------------- ----------------
           1        $ 42,000       $94,464         $94,464         $ 94,464
           2        $ 44,100       $94,464         $94,464         $ 94,464
           3        $ 46,305       $94,464         $94,464         $ 94,464
           4        $ 48,620       $94,464         $94,464         $ 94,464
           5        $ 51,051       $94,464         $94,464         $ 94,464
           6        $ 53,604       $94,464         $94,464         $ 94,464
           7        $ 56,284       $94,464         $94,464         $ 94,464
           8        $ 59,098       $94,464         $94,464         $ 94,464
           9        $ 62,053       $94,464         $94,464         $ 97,501
           10       $ 65,156       $94,464         $94,464         $105,467
           15       $ 83,157       $94,464         $94,464         $155,245
           20       $106,132          *            $94,464         $243,768
           25       $135,454          *            $94,464         $386,376
           30       $172,877          *               *            $602,239
           35       $220,640          *               *            $906,414

           End of Year ACCUMULATED VALUE     End of Year NET CASH SURRENDER VALUE
         Assuming Hypothetical Gross Annual   Assuming Hypothetical Gross Annual
End of          Investment Return of                 Investment Return of
Policy  ------------------------------------ ------------------------------------
 Year       0%          6%          12%          0%          6%          12%
------  ----------- ----------- ------------ ----------- ----------- ------------
   1      $38,563     $40,902     $ 43,242     $34,706     $36,902     $ 39,242
   2      $37,062     $41,763     $ 46,743     $33,356     $37,763     $ 42,743
   3      $35,525     $42,614     $ 50,569     $32,328     $39,014     $ 46,969
   4      $33,937     $43,445     $ 54,801     $31,222     $40,245     $ 51,601
   5      $32,285     $44,249     $ 59,440     $30,025     $41,449     $ 56,640
   6      $30,561     $45,023     $ 64,543     $28,728     $42,623     $ 62,143
   7      $28,758     $45,765     $ 70,175     $27,320     $43,765     $ 68,175
   8      $26,869     $46,476     $ 76,412     $25,795     $44,876     $ 74,812
   9      $24,888     $47,153     $ 83,334     $24,142     $45,953     $ 82,134
  10      $22,796     $47,788     $ 90,920     $22,796     $47,788     $ 90,920
  15      $ 9,713     $51,435     $145,089     $ 9,713     $51,435     $145,089
  20         *        $50,984     $232,160        *        $50,984     $232,160
  25         *        $37,955     $367,977        *        $37,955     $367,977
  30         *           *        $573,561        *           *        $573,561
  35         *           *        $897,439        *           *        $897,439

-------
This illustration assumes no policy loans or partial withdrawals have been made.

*Additional payment will be required to prevent policy termination.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR AT DIFFERENT TIMES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

   Illustration of Death Benefits, Accumulated Values and Net Cash Surrender
                                    Values
                   Based on Current Cost of Insurance Rates

                             LAST SURVIVOR OPTION
ISSUE AGE: 60                                             FACE AMOUNT: $114,737
CLASS: MALE/FEMALE NONSMOKER                           INITIAL PREMIUM: $40,000
                                               GUIDELINE SINGLE PREMIUM %: 100%

                     Premium         End of Year DEATH BENEFIT Assuming
          End of    Paid Plus  Hypothetical Gross Annual Investment Return of
          Policy   Interest at ----------------------------------------------
           Year        5%            0%             6%             12%
          ------   ----------- ----------------------------------------------
           1        $ 42,000      $114,737       $114,737       $  114,737
           2        $ 44,100      $114,737       $114,737       $  114,737
           3        $ 46,305      $114,737       $114,737       $  114,737
           4        $ 48,620      $114,737       $114,737       $  114,737
           5        $ 51,051      $114,737       $114,737       $  114,737
           6        $ 53,604      $114,737       $114,737       $  114,737
           7        $ 56,284      $114,737       $114,737       $  114,737
           8        $ 59,098      $114,737       $114,737       $  114,737
           9        $ 62,053      $114,737       $114,737       $  114,737
           10       $ 65,156      $114,737       $114,737       $  114,737
           15       $ 83,157      $114,737       $114,737       $  167,067
           20       $106,132      $114,737       $114,737       $  263,338
           25       $135,454      $114,737       $114,737       $  422,395
           30       $172,877      $114,737       $128,843       $  677,524
           35       $220,640      $114,737       $150,951       $1,045,352

           End of Year ACCUMULATED VALUE     End of Year NET CASH SURRENDER VALUE
         Assuming Hypothetical Gross Annual   Assuming Hypothetical Gross Annual
End of          Investment Return of                 Investment Return of
Policy  ------------------------------------ ------------------------------------
 Year       0%         6%           12%          0%         6%           12%
------  ---------------------- ------------- ---------------------- -------------
   1     $39,085    $ 41,430    $   43,776    $35,176    $ 37,430    $   39,776
   2     $38,123    $ 42,843    $   47,839    $34,310    $ 38,843    $   43,839
   3     $37,148    $ 44,275    $   52,258    $33,805    $ 40,675    $   48,658
   4     $36,198    $ 45,738    $   57,108    $33,302    $ 42,538    $   53,908
   5     $35,271    $ 47,252    $   62,393    $32,802    $ 44,452    $   59,593
   6     $34,367    $ 48,817    $   68,166    $32,305    $ 46,417    $   65,766
   7     $33,485    $ 50,435    $   74,473    $31,810    $ 48,435    $   72,473
   8     $32,624    $ 52,150    $   81,364    $31,319    $ 50,550    $   79,764
   9     $31,785    $ 53,923    $   88,892    $30,831    $ 52,723    $   87,692
  10     $30,966    $ 55,756    $   97,131    $30,966    $ 55,756    $   97,131
  15     $27,994    $ 67,911    $  156,137    $27,994    $ 67,911    $  156,137
  20     $25,290    $ 82,715    $  250,798    $25,290    $ 82,715    $  250,798
  25     $22,828    $100,746    $  402,281    $22,828    $100,746    $  402,281
  30     $20,588    $122,707    $  645,261    $20,588    $122,707    $  645,261
  35     $18,549    $149,456    $1,035,002    $18,549    $149,456    $1,035,002

-------
This illustration assumes no policy loans or partial withdrawals have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR AT DIFFERENT TIMES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

   Illustration of Death Benefits, Accumulated Values and Net Cash Surrender
                                    Values
                  Based on Guaranteed Cost of Insurance Rates

                             LAST SURVIVOR OPTION
ISSUE AGE: 60                                             FACE AMOUNT: $114,737
CLASS: MALE/FEMALE NONSMOKER                           INITIAL PREMIUM: $40,000
                                               GUIDELINE SINGLE PREMIUM %: 100%

                     Premium         End of Year DEATH BENEFIT Assuming
          End of    Paid Plus  Hypothetical Gross Annual Investment Return of
          Policy   Interest at ----------------------------------------------
           Year        5%            0%              6%              12%
          ------   ----------- --------------- --------------- ----------------
           1        $ 42,000      $114,737        $114,737        $114,737
           2        $ 44,100      $114,737        $114,737        $114,737
           3        $ 46,305      $114,737        $114,737        $114,737
           4        $ 48,620      $114,737        $114,737        $114,737
           5        $ 51,051      $114,737        $114,737        $114,737
           6        $ 53,604      $114,737        $114,737        $114,737
           7        $ 56,284      $114,737        $114,737        $114,737
           8        $ 59,098      $114,737        $114,737        $114,737
           9        $ 62,053      $114,737        $114,737        $114,737
           10       $ 65,156      $114,737        $114,737        $114,737
           15       $ 83,157      $114,737        $114,737        $166,715
           20       $106,132          *           $114,737        $262,638
           25       $135,454          *           $114,737        $417,269
           30       $172,877          *           $114,737        $650,907
           35       $220,640          *               *           $979,557

           End of Year ACCUMULATED VALUE     End of Year NET CASH SURRENDER VALUE
         Assuming Hypothetical Gross Annual   Assuming Hypothetical Gross Annual
End of          Investment Return of                 Investment Return of
Policy  ------------------------------------ ------------------------------------
 Year       0%          6%          12%          0%          6%          12%
------  ----------- ----------- ------------ ----------- ----------- ------------
   1      $39,085     $41,430     $ 43,776     $35,176     $37,430     $ 39,776
   2      $38,123     $42,843     $ 47,839     $34,310     $38,843     $ 43,839
   3      $37,147     $44,275     $ 52,258     $33,803     $40,675     $ 48,658
   4      $36,147     $45,718     $ 57,108     $33,255     $42,518     $ 53,908
   5      $35,113     $47,166     $ 62,385     $32,656     $44,366     $ 59,585
   6      $34,033     $48,612     $ 68,130     $31,991     $46,212     $ 65,730
   7      $32,893     $50,047     $ 74,392     $31,248     $48,047     $ 72,392
   8      $31,679     $51,464     $ 81,231     $30,411     $49,864     $ 79,631
   9      $30,374     $52,897     $ 88,716     $29,463     $51,697     $ 87,516
  10      $28,960     $54,293     $ 96,927     $28,960     $54,293     $ 96,927
  15      $19,619     $62,023     $155,808     $19,619     $62,023     $155,808
  20         *        $65,714     $250,131        *        $65,714     $250,131
  25         *        $57,513     $397,399        *        $57,513     $397,399
  30         *        $ 1,420     $619,911        *        $ 1,420     $619,911
  35         *           *        $969,858        *           *        $969,858

-------
This illustration assumes no policy loans or partial withdrawals have been made.

*Additional payment will be required to prevent policy termination.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR AT DIFFERENT TIMES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

[back cover]


The Pacific Select Estate        Pacific Select Estate Maximizer
Maximizer variable life
insurance policy is
underwritten by Pacific Life
Insurance Company, 700           Where to go for more information
Newport Center Drive, P.O.       For more information about Pacific Select Estate Maximizer, please call or write to us
Box 9000, Newport Beach,         at the address below. You should also use this address to send us any notices, forms
California  92660.               or requests about your Policy.

                                 Pacific Life Insurance Company
                                 Client Services Department
                                 700 Newport Center Drive
                                 P.O. Box 7500
                                 Newport Beach, California 92658-7500

                                 1-800-800-7681
                                 7 a.m. through 5 p.m. Pacific time

                                 You can find reports and other information about the Policy and Separate Account on the Securities and Exchange Commission's website:  www.sec.gov

PART II.  ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement on Form S-6 comprises the following papers and documents:

     The facing sheet.
     The cross-reference sheet.

     The prospectus consisting of 54 pages (including illustrations).

     The undertaking to file reports.

     Representation pursuant to Section 26(e) of the Investment Company Act of 1940.
     The signatures.


The following exhibits:

1.   (1)    (a)  Resolution of the Board of Directors of the Depositor dated
                 November 22, 1989 and copies of the Memoranda concerning
                 Pacific Select Exec Separate Account dated May 12, 1988 and
                 January 26, 1993./1/

            (b) Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws./1/
     (2)    Inapplicable

     (3)    (a)   Distribution Agreement Between Pacific Mutual Life Insurance
                  Company and Pacific Mutual Distributors, Inc. (formerly known as Pacific Equities Network)/1/

            (b) Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers/1/
     (4)    Inapplicable

     (5)    (a)   Pacific Select Estate Maximizer Modified Single Premium
                  Variable Life Insurance Policy (Form 97-50)/1/

            (b) Last Survivor Pacific Select Estate Maximizer Modified Single Premium Variable Life Insurance Policy (Form 97-50-J)/1/

            (c)   Accelerated Living Benefit Rider (Form R92-ABR)/1/

     (6)    (a)   Articles of Incorporation of Pacific Life Insurance
                  Company/3/

            (b)   Bylaws of Pacific Life Insurance Company/3/
     (7)    Inapplicable
     (8)    Inapplicable

     (9)    (a)   Participation Agreement Between Pacific Mutual Life Insurance
                  Company and Pacific Select Fund/3/

            (b) M Fund Inc. Participation Agreement with Pacific Mutual Life Insurance Company/2/

     (10)   Applications and General Questionnaire/1/

2. Form of Opinion and Consent of Legal Officer of Pacific Mutual as to Legality of Policies Being Registered/1/ (Incorporated by reference to Exhibit No. 3 filed in Registrant's Registration Statement on Form S-6 filed via EDGAR on October 11, 1996, File No. 333-14005, Accession Number 0001017062-96-000287.)

3.   Inapplicable

4.   Inapplicable

 5.   Inapplicable

 6.   (a)   Inapplicable

      (b)   Consent of Dechert Price & Rhoads/1/

 7.   Opinion of Actuary/3/

 8.   Memorandum Describing Issuance, Transfer, and Redemption
      Procedures/1/

 9.   Powers of Attorney/3/

/1/ Filed as part of the Registration Statement on Form S-6 filed via EDGAR on October 11, 1996, File No. 333-14005, Accession Number 0001017062-96-000287.

/2/ Filed as part of the Post-Effective Amendment No. 1 to the Registration
    Statement on Form S-6 filed via EDGAR on April 25, 1997, File No. 333-14005, Accession Number 0001017062-97-000739.

/3/ Filed as part of the Post-Effective Amendment No. 2 to the Registration
    Statement on Form S-6 filed via EDGAR on April 24, 1998, File No. 333-14005, Accession Number 0001017062-98-000894.

UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

     Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy ("Policy") described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Policy.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Pacific Select Exec Separate Account of Pacific Life Insurance Company, has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Newport Beach, and State of California, on this 12th day of February, 1999.

                                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                                      (Registrant)

                                 BY:  PACIFIC LIFE INSURANCE COMPANY
                                      (Depositor)

                                 BY:  _____________________________________
                                      Thomas C. Sutton*
                                      Chairman & Chief Executive Officer


BY:  /s/ DAVID R. CARMICHAEL
     David R. Carmichael
     as attorney-in-fact

(Power of attorney is contained as Exhibit 9 in Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account filed via EDGAR on April 24, 1998, File No. 333-14005 Accession Number 0001017062-98-000894.)

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Pacific Life Insurance Company has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Newport Beach, and State of California, on this 12th day of February, 1999.

                                       PACIFIC LIFE INSURANCE COMPANY
                                       (Registrant)

                                  BY:  _____________________________________
                                       Thomas C. Sutton*
                                       Chairman & Chief Executive Officer


BY:  /s/ DAVID R. CARMICHAEL
     David R. Carmichael
     as attorney-in-fact

(Power of attorney is contained as Exhibit 9 in Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account filed via EDGAR on April 24, 1998, File No. 333-14005 Accession Number 0001017062-98-000894.)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


Signature                   Title                              Date

Thomas C Sutton*            Director, Chairman of the Board    ___________, 1999
                            and Chief Executive Officer

Glenn S. Schafer*           Director and President             ___________, 1999

Khanh T. Tran*              Director, Senior Vice President    ___________, 1999
                            and Chief Financial Officer

David R. Carmichael*        Director, Senior Vice President    ___________, 1999
                            and General Counsel

Audrey L. Milfs*            Director, Vice President and       ___________, 1999
                            Corporate Secretary

Richard M. Ferry*           Director                           ___________, 1999

Donald E. Guinn*            Director                           ___________, 1999

Ignacio E. Lozano, Jr.*     Director                           ___________, 1999

Charles D. Miller*          Director                           ___________, 1999

Donn B. Miller*             Director                           ___________, 1999

Richard M. Rosenberg*       Director                           ___________, 1999

James R. Ukropina*          Director                           ___________, 1999

Raymond L. Watson*          Director                           ___________, 1999

Edward R. Byrd*             Vice President and Controller      ___________, 1999

By:  /s/DAVID R. CARMICHAEL
     David R. Carmichael
     as attorney-in-fact                                       February 12, 1999



(Powers of Attorney are contained as Exhibit 9 in Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account filed via EDGAR on April 24, 1998, File No. 333-14005 Accession Number 0001017062-98-000894.)